                          [LOGO -- THE BRINSON FUNDS]

                            BRINSON U.S. BOND FUND

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               FEBRUARY 15, 1996

  The Brinson Funds (the "Trust") is an open-end management investment compa-ny, advised by Brinson Partners, Inc., which currently offers shares of ten series: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (each a "Series" and collectively, the "Series"). Each Series has distinct investment objec-tives and policies.

  The Trust currently offers two classes of shares for each Series: the Brinson Fund class and the SwissKey Fund class. Brinson Fund class shares have no sales charges and are not subject to annual 12b-1 plan expenses. SwissKey Fund class shares have no sales charges but are subject to annual 12b-1 plan expenses. Each Series offers SwissKey Fund class shares in a separate prospec-tus which may be obtained by calling1-800-SWISSKEY.

  This Prospectus pertains only to the Brinson Fund class of the U.S. Bond Fund (the "Brinson U.S. Bond Fund" or "Fund"). The Series' investment objec-tive is to maximize total return, consisting of capital appreciation and cur-rent income, while controlling risk. The Series seeks to achieve this objective by investing primarily in fixed income securities, which may also provide the potential for capital appreciation. Under normal circumstances, at least 65% of the Series' total assets will be invested in U.S. debt securities with an initial maturity of more than one year.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Series. Additional information about the Fund, the Series and the other Series and classes of shares of the Trust, is contained in the Trust's Statement of Additional Information, dated February 15, 1996, as amended from time to time, which has been filed with the Securi-ties and Exchange Commission and is available upon request and without charge from the Trust, at the addresses and telephone numbers below. The Trust's Statement of Additional Information is incorporated by reference into this Prospectus.

  Investors should read and retain this Prospectus for future reference.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURI-TIES AND EXCHANGE COMMISSION, OR ANY STATE SECURITIES COMMISSION, PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CON-TRARY IS A CRIMINAL OFFENSE.

  AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOV-ERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK.
UNDERWRITER:
Fund/Plan Broker Services, Inc.
2 W. Elm Street
Conshohocken, PA 19428-0874
(800) 448-2430
ADVISOR:
Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604-1295
(800) 448-2430

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   1
Table of Fees and Expenses.................................................   3
Financial Highlights.......................................................   4
Investment Objectives and Policies.........................................   4
Other Investment Practices and Risk Factors................................   8
Management of the Trust....................................................  11
Purchase of Shares.........................................................  13
Redemption of Shares.......................................................  15
Telephone Transactions.....................................................  17
Dividends, Distributions and Taxes.........................................  17
Shares of Beneficial Interest and Voting Rights............................  18
Performance Calculations...................................................  19



  This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Fund to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

PROSPECTUS SUMMARY

THE TRUST

  The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was originally established as a Maryland corporation on April 14, 1992, and was reorganized as a Delaware business trust on December 1, 1993. The Trust currently offers ten series of shares: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (each a "Series" and collectively, the "Se-ries"). The Trust offers two classes of shares for each Series: the Brinson Fund class and SwissKey Fund class. This Prospectus pertains only to the Brinson Fund class of the U.S. Bond Fund (previously defined herein as the "Brinson U.S. Bond Fund" or "Fund").

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk by investing in domestic fixed-income securities. Under normal circumstances, at least 65% of the Series' total assets will be invested in U.S. debt securities with an initial maturity of more than one year. Due to the inherent risks of invest-ments, there can be no assurance that the objective of the Series will be achieved. See "Investment Objectives and Policies" and "Other Investment Prac-tices and Risk Factors."

HOW TO PURCHASE SHARES

  The minimum initial single purchase for the Fund is $100,000 and the minimum additional investment is $2,500. The Fund does not impose any sales load, re-demption or exchange fees, nor does it bear any fees pursuant to a Rule 12b-1 Plan. The public offering price of shares of the Fund is the net asset value per share next determined after the receipt and acceptance of the purchase or-der at the transfer agent in proper form with accompanying check or other bank wire arrangements. See "Purchase of Shares."

HOW TO REDEEM SHARES

  Shares may be redeemed at the net asset value per share of the Fund next de-termined after receipt by the transfer agent of a redemption request in proper form. Signature guarantees may be required. See "Redemption of Shares."

DIVIDEND REINVESTMENT

  The Fund intends to pay semi-annual dividends from its net investment income and may pay net capital gains, if any, annually.

  Any dividends and distribution payments will be reinvested at net asset val-ue, in additional full and fractional shares of the Fund unless and until the shareholder notifies the transfer agent, in writing, requesting payments in cash. Provisions of the Tax Reform Act of 1986 may result in additional net investment income and/or capital gain distributions at the end of the calendar year. See "Dividends, Distributions and Taxes."

INVESTMENT MANAGEMENT, UNDERWRITER AND SERVICING AGENTS

  Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), the Series' investment advisor, is an investment management firm managing, as of December 31, 1995, approximately $53 billion in assets, primarily for pension and profit sharing institutional accounts. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Fund/Plan Broker Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428-0874, serves as the Series' underwriter. Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107, serves as the custodian of the Series' assets. Fund/Plan Services, Inc., 2 W. Elm Street, Conshohock-en, PA 19428-0874, serves as the Series' administrator, accounting/pricing agent and transfer agent.

RISK FACTORS

  Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to at-tain its investment objective. Investors should consider the following fac-tors:

  1. The Series may enter into contracts for the purchase or sale of securi-ties, including index contracts, and purchase and write options to buy or sell futures contracts. The Series may also purchase and write put and call options on U.S. securities and indices and enter into related closing transactions. Although the Series does not engage in options or futures for speculative pur-poses, there are certain risks associated with such hedging techniques. See "Futures Contracts and Options on Futures Contracts" and "Options" under "In-vestment Objectives and Policies."

  2. The Series may lend portfolio securities to creditworthy institutions; the principal risk to the Series is the risk that the borrower fails to return the borrowed security. The Series will require collateral before lending secu-rities. See "Loans of Portfolio Securities" under "Other Investment Practices and Risk Factors."

  3. The Series may invest in repurchase agreements (which involve risk of loss if a seller defaults on its obligations under the agreement) and reverse repurchase agreements (which involve risk of loss if a purchaser defaults on its obligation to return securities to the Series). See "Repurchase Agree-ments" and "Reverse Repurchase Agreements" under "Other Investment Practices and Risk Factors."

  4. The Series may invest in swaps for hedging and other permissible purpos-es, which could subject the Series to increased risks. See "Swaps" under "Other Investment Practices and Risk Factors."

  5. The Series may invest in lower quality, higher yielding securities (com-monly referred to as "junk bonds"). See "Fixed Income Securities" under "In-vestment Objectives and Policies," and "High Yield/High Risk Securities" under "Other Investment Practices and Risk Factors;" and Appendix A in the Trust's Statement of Additional Information.

  Please see the Statement of Additional Information for further information concerning investment policies and restrictions.

TABLE OF FEES AND EXPENSES
SHAREHOLDER TRANSACTION EXPENSES:

 Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)................................................................  0.00%
 Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering price)....................................................  0.00%
 Deferred Sales Charge (as a percentage of original purchase price or redemption proceeds, as applicable)...................................  0.00%
 Redemption Fee (as a percentage of amount redeemed, if applicable).....  0.00%
 Fee for Wire Transfer of Redemption Proceeds........................... $0.00

ANNUAL FUND OPERATING EXPENSES
 (as a percentage of average net assets)

 Management Fees...................................................... 0.50%/1/
 12b-1 Expenses....................................................... 0.00%
 Other Expenses....................................................... 0.10%
                                                                       ----
   Administration Fees.......................................0.011%/2/
   Other Expenses..............................................0.089%
 Total Fund Operating Expenses (after fee waiver and/or expense reim-
  bursement).......................................................... 0.60%/1/
                                                                       ====

                                                           1     3     5    10
EXAMPLE                                                   YEAR YEARS YEARS YEARS
-------                                                   ---- ----- ----- -----
You would pay the following expenses on a $1,000 invest-
 ment, assuming: (1) a 5% annual return; and (2) redemp-
 tion at the end of each time period....................  $ 6   $19   $33   $74

  The purpose of these tables is to assist the investor in understanding the various direct and indirect costs and expenses that an investor in the Fund will bear. While the example assumes a 5% annual return, the Fund's actual performance will vary and may result in an actual return greater or less than 5%. The amount shown as "Other Expenses" is based on estimated amounts for the current fiscal year. The example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.
-----------
/1The/Advisor has agreed irrevocably to waive its fees and reimburse expenses so that the Fund's total operating expenses will never exceed 0.60% of the Series' average daily net assets. Absent this fee waiver and expense reim-bursement, the total fund operating expenses for the fiscal year ending June 30, 1996, are estimated to be 4.69%.
/2The/fee payable to the Series' administrator is subject to an annual minimum fee of $10,000.

FINANCIAL HIGHLIGHTS

  The following financial highlights are part of the unaudited, interim finan-cial statements for the Brinson Fund class of the U.S. Bond Fund, which com-menced investment operations on August 31, 1995. The period presented is from August 31, 1995 through December 31, 1995. The following table should be read in conjunction with the unaudited financial statements and related notes in the Statement of Additional Information.

                                                                FOR THE PERIOD
                                                                  AUGUST 31,
                                                                    1995/1/
                                                                      TO
                                                               DECEMBER 31, 1995
                                                                  (UNAUDITED)
                                                               -----------------
Net asset value, beginning of period.........................       $10.00
 Income from investment operations:
 Net investment income.......................................         0.20
 Net realized and unrealized gain on investments.............         0.35
                                                                    ------
 Total gain from investment operations.......................         0.55
                                                                    ------
 Less distributions:
 Distributions from net investment income....................        (0.20)
 Distributions in excess of net investment income............        (0.01)
 Distributions from net realized gain........................        (0.03)
                                                                    ------
 Total distributions.........................................        (0.24)
                                                                    ------
 Net asset value, end of period..............................       $10.31
                                                                    ======
Total Return.................................................         5.49%/3/
Ratios/Supplemental Data
 Net assets, end of period (in 000s).........................       $9,249
 Ratio of expenses to average net assets:
 Before expense reimbursement................................         4.69%/2/
 After expense reimbursement.................................         0.60%/2/
 Ratio of net investment income to average net assets:
 Before expense reimbursement................................         2.17%/2/
 After expense reimbursement.................................         6.26%/2/
 Portfolio turnover rate.....................................          212%

-----------
/1/Commencement of operations.
/2/Annualized.
/3/Not annualized.

INVESTMENT OBJECTIVES AND POLICIES

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series seeks to achieve this objective by investing primarily in fixed income securi-ties, which may also provide the potential for capital appreciation. As a mat-ter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an ini-tial maturity of more than one year. The Series may also engage in futures and options transactions for hedging and other permissible purposes as more fully described in this Prospectus. The Series is a diversified portfolio.

INVESTMENT PROCESS

  Brinson Partners is an active manager of fixed income securities. The Advi-sor believes that markets do not always efficiently price fixed income securi-ties and that a fundamental value-based investment process can increase portfolio returns. Brinson Partners' fixed income strategies consider many factors in addition to maturity and current yield in the evaluation of fixed income securities. These factors include interest rate sensitivity, quality, yield curve analysis and individual issue selection. Accordingly, Brinson Partners will pursue the Series' objective by investing its assets in debt se-curities which are believed to be undervalued. The Advisor's proprietary valu-ation model determines which securities are potential candidates for inclusion in the portfolio.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "Benchmark"). The Benchmark is a market driven broad based in-dex which includes U.S. bonds with over one year to maturity. The Benchmark is designed to provide a representative indication of the performance of U.S. in-vestment grade fixed income securities in the United States. From time to time, the Advisor may substitute securities in an equivalent index when it be-lieves that such securities in the index more accurately reflect the relevant fixed income securities market.

  Brinson Partners will attempt to enhance the long-term return and risk per-formance of the Series relative to the Benchmark by deviating from the normal Benchmark mix in reaction to discrepancies between current market prices and fundamental values. The active management process is intended by the Advisor to produce a superior performance relative to the Benchmark index.

  The Series does not intend to concentrate its investments in a particular industry. The Series does not intend to issue senior securities as defined in the Investment Company Act of 1940, as amended (the "Act"), except that the Series may engage in borrowing activities as defined below. The Series' in-vestment objective and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentration are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding voting securities (as defined in the Act). No assurance can be given that the Series' investment objective will be achieved.

FIXED INCOME SECURITIES

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government together with its agencies and instru-mentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will meet a minimum rating of BBB- by Standard and Poor's Corporation ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB or Baa are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstand-ing investment characteristics and, in fact, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds. The Series may invest up to 30% of its total assets in securities rated lower than BBB- by S&P and Baa3 by Moody's (com-monly referred to as "junk bonds"). Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade securities and carry a higher degree of risk and are considered to be of poor standing and predominately speculative by the major credit rating agencies (see "High Yield/High Risk Securities" under "Other Investment Practices and Risk Fac-tors" below). To the extent that a security held by the Series is downgraded to below investment grade, the Series will dispose of that or another non-in-vestment grade security so that no more than 30% of its assets will be in-vested in below investment grade securities. Other fixed income securities in which the Series may invest include zero coupon bonds, mortgage-backed securi-ties, asset-backed securities and when-issued securities. The Series may in-vest a portion of its assets in short-term debt securities (including repurchase agreements) of corporations, governments or agencies and banks and finance companies. When unusual market conditions warrant, the Series can make substantial temporary defensive investments in cash equivalents.

ZERO COUPON SECURITIES

  Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series will realize no cash until the cash payment date and, if the issuer defaults, the Series may obtain no return at all on its investment. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount ac-crued and to distribute the same to shareholders annually, even if no payment is received before the distribution date.

MORTGAGE-BACKED SECURITIES

  The Series may invest in mortgage-backed securities, representing interests in pools of mortgage loans. These securities provide shareholders with pay-ments consisting of both interest and principal as the mortgages in the under-lying mortgage pools are paid off. The Series may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. government, and also in privately-issued mortgage-backed securities issued by certain private, non-government corporations, such as financial institutions.

  The Series may also invest in Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are debt securi-ties issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an in-denture. CMOs are issued in a number of classes or series with different matu-rities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obli-gation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than Government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be re-quired to accrue income arising from regular interest on CMOs and REMICs using the "catch-up" method, with an aggregate pre-payment assumption.

ASSET-BACKED SECURITIES

  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

 Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receiv-ables in the underlying pool. Pay-through asset-backed securities are debt ob-ligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receiv-ables provide the funds to pay the debt service on the debt obligations is-sued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

  The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement pro-vided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securities. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

WHEN-ISSUED SECURITIES

  The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commit-ment to purchase. During the period between purchase and settlement, no inter-est accrues to the Series. At the time of settlement, the market value of the security may be more or less than the purchase price.

CONVERTIBLE SECURITIES

  The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  The Series may enter into contracts for the future purchase or sale of secu-rities or indices. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Series incurs a contractual obligation to de-liver the securities underlying the contract at a specified price on a speci-fied date during a specified future month. The Series may enter into futures contracts and engage in options transactions related thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' assets.

  The Series may also purchase and write options to buy or sell futures con-tracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to pur-chase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Series enters into a futures trans-action, it must deliver to the futures commission merchant selected by the Se-ries, an amount referred to as "initial margin." This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the underlying securities subject to the futures contract. See "Options and Futures" under "Other Investment Prac-tices and Risk Factors."

OPTIONS

  The Series may purchase and write put and call options on U.S. securities and indices and enter into related closing transactions.

  A call option enables the purchaser, in return for the premium paid, to pur-chase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Series will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Series' total assets. The Series will only write call options on a covered basis (e.g., on securities it holds in its portfolio). The Series will receive premium income from writing call options, which may offset the cost of pur-chasing put options and may also contribute to the Series' total return. The Series may lose potential market appreciation, however, if the Advisor's judg-ment is incorrect with respect to interest rates, security prices or the move-ment of indices.

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period, and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Se-ries will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Series' total assets. With regard to purchasing put options, the Series will limit the aggregate value of the obligations underlying such put options to 50% of its total net assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Series will, at all times during which it holds a put option, own the security underlying such option. The Series will receive premium income from writing put options, although it may be required, when the put is exercised, to purchase securities at higher prices than the current market price.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option. Closing transactions essentially let the Series offset put options or call options prior to exercise or expiration. If the Series cannot effect closing transactions, it may have to hold a security it would otherwise sell or deliver a security it might want to hold.

  The Series may use options traded on U.S. exchanges and to the extent per-mitted by law, options traded over-the-counter. It is the position of the Se-curities and Exchange Commission that over-the-counter options are illiquid. Accordingly, the Series will invest in such options only to the extent consis-tent with its 15% limit on investment in illiquid securities. See "Options and Futures" under "Other Investment Practices and Risk Factors" below.

OTHER INVESTMENT PRACTICES ANDRISK FACTORS

  Shareholders should understand that all investments involve risk and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series' investment objective will be attained.

OPTIONS AND FUTURES

  The Series' investments in options, futures contracts or options on futures contracts will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be vola-tile investments and may not perform as expected. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Series' return. The Series could also experience losses if the prices of its options and futures positions are poorly corre-lated with its other investments, or if it cannot close out its positions be-cause of an illiquid secondary market. Gains and losses on investments in options and futures depends on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Where a liquid secondary market does not exist, the Series will likely be unable to control losses by closing its position. The loss from investing in futures transactions is potentially unlimited.

REPURCHASE AGREEMENTS

  The Series may enter into repurchase agreements with banks or broker-deal-ers. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the re-purchase agreement should default on its obligation to repurchase the under-lying security, the Series may experience delay or difficulty in recovering its cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% of the Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repurchase agreement as a security for tax diversification purposes and not as cash, a cash equivalent, or receivable.

REVERSE REPURCHASE AGREEMENTS

  The Series may enter into reverse repurchase agreements with banks and bro-ker-dealers. Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repur-chase agreement period, the Series continues to receive principal and interest payments on these securities.

  The Series will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to its obligations with respect to re-verse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Series may decline be-low the price of the securities the Series has sold but is obligated to repur-chase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a de-termination by the other party, or its trustee or receiver, whether to enforce the Series' obligation to repurchase the securities. Reverse repurchase agree-ments are considered borrowings by the Series and as such are subject to the investment limitations discussed below in the section entitled "Borrowing."

BORROWING

  The Series may borrow money as a temporary measure for extraordinary pur-poses or to facilitate redemptions. The Series will not borrow money in excess of 33 1/3% of the value of its total assets. The Series has no intention of increasing its net income through borrowing. Any borrowing will be done from a bank with the required asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days thereafter (not including Sunday or holidays) or such longer period as the United States Securities and Exchange Commission may prescribe by rules and regulations, reduce the amount of its borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of its net assets, or issue senior securities as de-fined in the Act, except for notes to banks and reverse repurchase agreements. Investment securities will not be purchased while the Series has an outstand-ing borrowing that exceeds 5% of the Series' net assets.

LOANS OF PORTFOLIO SECURITIES

  The Series may loan up to 33 1/3% of its assets to qualified broker-dealers or institutional investors for their use relating to short sales or other se-curity transactions. The major risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Brinson Part-ners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

SWAPS

  The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. The Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any increase in the price of securities the Series anticipates pur-chasing at a later date, or to gain exposure to certain markets in the most economical way possible.

  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying as-sets or principal. Thus, if the other party to a swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series is contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

RULE 144A SECURITIES

  While maintaining oversight, the Board of Trustees has delegated to the Ad-visor the day-to-day functions of determining whether or not individual secu-rities purchased under Rule 144A of the Securities Act of 1933, as amended, are liquid for purposes of the Series' 15% limitation on investments in illiq-uid assets. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approxi-mately the amount at which the Series has valued the security. Examples of il-liquid securities are over-the-counter options and certain swaps. The Board of Trustees of the Trust has instructed Brinson Partners to consider the follow-ing factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the se-curity, the method of soliciting offers and the mechanics of transfer). Al-though having delegated the day-to-day functions, the Board of Trustees will continue to monitor and will periodically review the Advisor's selection of Rule 144A securities as well as the Advisor's determinations as to their li-quidity. Investing in Rule 144A securities could have the effect of increasing the level of Series illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

  If Brinson Partners determines that a security purchased in reliance on Rule 144A, which was previously determined to be liquid, is no longer liquid and as a result, the Series' holdings of illiquid securities exceed the Series' 15% limit on investment in such securities, Brinson Partners will determine what action shall be taken to ensure that the Series continues to adhere to such limitation including disposing of illiquid assets which may include such Rule 144A securities.

MORTGAGE-BACKED SECURITIES

  The Series may invest in pass-through certificates issued by non-governmen-tal issuers. Pools of conventional residential mortgage loans created by such issuers generally offer a higher rate of interest than government and govern-ment-related pools because there are no direct or indirect governmental guar-antees of payment. Timely payment of interest and principal of these pools is, however, generally supported by various forms of insurance or guarantees, in-cluding individual loan, title, pool and hazard insurance. Insurance and guar-antees are issued by governmental entities, private insurance companies and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers will be considered in determining whether a mortgage-related security meets the Series' quality standards. The Series may buy mortgage-backed securities without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the

Advisor determines that the securities meet the Series' quality standards.

  The Series expects that governmental, government-related or private entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be al-ternative mortgage investments, that is, mortgage investments whose principal or interest payments may vary or whose terms to maturity may differ from cus-tomary long-term fixed rate mortgages. As new types of mortgage-related secu-rities are developed and offered to investors, the Advisor will, consistent with the Series' objectives, consider making investments in such new types of securities.

HIGH YIELD/HIGH RISK SECURITIES

  Debt securities rated lower than BBB- by S&P's or Baa3 by Moody's (commonly referred to as "junk bonds") are considered to be of poor standing and predom-inantly speculative. Investing in lower-rated debt securities may involve cer-tain risks not typically associated with higher rated securities. Prices have been found to be less sensitive to interest rate changes than higher rated in-vestments, but more sensitive to adverse economic changes or individual corpo-rate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and in-terest payment obligations, to meet projected business goals and to obtain ad-ditional financing. Changes by recognized rating agencies in their rating of any security and in the ability of an issuer to make payments of interest and principal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher-rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, howev-er, affect the Series' net asset value per share.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust and the Series. The Trustees, in turn, elect the officers of the Trust, who are responsible for administer-ing the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1995, approximately $53 billion, primarily for pension and profit sharing institutional accounts. Brinson Partners was orga-nized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and inter-national investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Brinson Partners also serves as the investment advisor to six other investment companies, Brinson Relationship Funds which includes six investment portfolios (series), Enter-prise Accumulation Trust, Enterprise International Growth Portfolio, Fort Dearborn Income Securities, Inc., Short-Term World Income Portfolio and Pace Large Company Value Equity Investments. Swiss Bank, with headquarters in Ba-sel, Switzerland, is an internationally diversified organization with opera-tions in many aspects of the financial services industry.

  Pursuant to an investment advisory agreement with the Trust, on behalf of the Series, Brinson Partners receives a monthly fee at the annual rate of 0.50% of the Series' average daily net assets for providing investment advi-sory services and Brinson Partners is responsible for paying its own expenses. Brinson Part-ners has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible lim-its applicable to the Series in any state in which its shares are then quali-fied for sale. Pursuant to its advisory agreement, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual infor-mation and advice regarding economic factors and trends from its foreign sub-sidiaries, but it does not generally receive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is pri-marily responsible for making recommendations for portfolio purchases.

THE UNDERWRITER

  Fund/Plan Broker Services, Inc. ("FPBS"), 2 W. Elm Street, Conshohocken, PA 19428-0874, was engaged pursuant to an agreement dated April 25, 1995, for the limited purpose of acting as underwriter to facilitate the registration of shares of the Series and of the other Series of the Trust under state securi-ties laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

THE ADMINISTRATOR

  The Trust, on behalf of the Series, has entered into an administrative serv-ices agreement with Fund/Plan Services, Inc. ("Fund/Plan"), 2 W. Elm Street, Conshohocken, PA 19428-0874, pursuant to which the administrator receives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% on the next $500 million. The Series pays its pro rata portion based upon its average daily net assets but in no event shall the Se-ries pay less than $10,000 per year for each multiple class portfolio. Pursu-ant to the agreement with Fund/Plan, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 maximum for each subse-quent multiple class portfolio.

  The services Fund/Plan provides to the Series include: coordinating and mon-itoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

EXPENSES

  The Series is responsible for all of its own expenses other than those borne by Brinson Partners pursuant to the investment advisory agreement. Such ex-penses may include, but are not limited to, management fees, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports, semi-annual reports and prospectuses which are distributed to existing shareholders), bro-kerage commissions, the expenses of registering and qualifying the Series' shares for sale with the Securities and Exchange Commission and with various state securities commissions, fees and expenses of the Series' custodian, ad-ministrator and transfer agent and the expenses of obtaining quotations of portfolio securities and of pricing the Series' shares. General expenses which are not associated directly with any particular Series within the Trust (e.g., insurance premiums, trustees' fees, expenses of maintaining the Trust's legal existence and of shareholders' meetings and fees and expenses of industry or-ganizations) are allocated between the various Series and classes based upon an equitable basis.

BROKERAGE ALLOCATION

  As the Series is exclusively composed of debt (rather than equity) securi-ties, most of the Series' portfolio transactions are effected with dealers without the payment of brokerage commissions, but at net prices which usually include a spread or a markup. In determining the brokers through whom, and other transaction costs at which, securities transactions for the Series are to be executed, except as discussed below, Brinson Partners seeks to negotiate a combination of the most favorable execution and the best price obtainable on each transaction. Consequently, Brinson Partners selects brokers primarily on the basis of their execution capability and trading expertise.

  While the selection of brokers is made primarily on the basis of their exe-cution capabilities, the direction of transactions to such brokers may also be based on the quality and amount of the research and research-related services which they provide to Brinson Partners and indirectly to its clients. These services are of the type described in Section 28(e) of the Securities Exchange Act of 1934 and are designed to augment Brinson Partners' own internal re-search and investment strategy capabilities. Brinson Partners may use this re-search information in managing the Series' assets, as well as the assets of other clients.

PURCHASE OF SHARES

  Shares of the Fund may be purchased directly from the Trust at the net asset value next determined after receipt of the order in proper form by the trans-fer agent. There is no sales load in connection with the purchase of Fund shares. The Trust reserves the right to reject any purchase order and to sus-pend the offering of shares of the Fund or Series. The minimum initial invest-ment for Fund shares is $100,000. Subsequent investments for Fund shares will be accepted in minimum amounts of $2,500. The Trust reserves the right to vary the initial investment minimum and minimums for additional investments of the Fund at any time. In addition, Brinson Partners may waive the minimum initial investment requirement for any investor of the Fund.

  In addition to offering shares of the Fund and of each Series of the Trust, the Trust also offers the SwissKey Fund class shares of the Series and of each other Series of the Trust. A description of the SwissKey Fund class shares is contained in a separate prospectus relating only to those shares. The SwissKey Fund class shares may also be purchased without a sales load directly from the respective Series, but the SwissKey Fund class shares are subject to annual 12b-1 plan expenses and, consequently, such expenses may cause performance to differ from the performance of the corresponding Brinson Fund class.

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Series that meet the Series' invest-ment objectives and policies. Securities transferred to the Series will be valued in accordance with the same procedures used to determine the Fund's net asset value at the time of the next determination of net asset value after such acceptance. Shares issued by the Series in exchange for securities will be issued at the net asset value per share of the Fund determined as of the same time. All dividends, interest, subscription, or other rights pertaining to such securities shall become the property of the Series and must be deliv-ered to the Series by the investor upon receipt from the issuer. Investors who are permitted to transfer such securities will be required to recognize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the exchange, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor represents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Series under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (except U.S. government securities) being exchanged together with other securities of the same issuer owned by the Series will not exceed

5% of the Series' net assets immediately after the transaction.

  Purchase orders for shares of the Fund which are received by the transfer agent in proper form prior to the close of regular trading hours (currently 4:00 p.m. Eastern time) on the New York Stock Exchange (the "NYSE") on any day that the Fund's net asset value per share is calculated, are priced according to the net asset value determined on that day. Purchase orders for shares of the Fund received after the close of the NYSE on a particular day are priced as of the time the net asset value per share is next determined.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organizations to promptly forward purchase orders and payments for the same to the Series. Shares of the Fund may be purchased through broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their serv-ices at the time of purchase. Such fees would not otherwise be charged if the shares were purchased directly from the Trust.

  Purchases may be made in one of the following ways:

PURCHASES BY MAIL

  Shares may be purchased initially by completing the application form accom-panying this Prospectus and mailing it to the transfer agent, together with a check payable to Brinson U.S. Bond Fund, c/o 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

  Subsequent investments in the Brinson U.S. Bond Fund may be made at any time in minimum amounts of $2,500 by sending a check payable to the Brinson U.S. Bond Fund, c/o P.O. Box 412797, Kansas City, MO 64141-2797. Please enclose the stub of your account statement and include the amount of the investment, the name of the account for which the investment is to be made and the account number.

PURCHASES BY WIRE

  To order shares for purchase by wiring federal funds, the transfer agent first must be notified by calling (800) 448-2430 to request an account number and furnish the Fund with your tax identification number. Following notifica-tion to the transfer agent, federal funds and registration instructions should be wired through the Federal Reserve System to:

                          UNITED MISSOURI BANK KC NA
                               ABA # 10-10-00695
                         FOR: FUND/PLAN SERVICES, INC.
                               A/C 98-7037-071-9
                         FBO "BRINSON U.S. BOND FUND"
                             "SHAREHOLDER NAME AND
                                ACCOUNT NUMBER"

  A completed application form with signature(s) of registrant(s) must be filed with the transfer agent immediately subsequent to the initial wire. In-vestors should be aware that some banks may impose a wire service fee.

EXCHANGES OF SHARES

  Fund shares may be exchanged for Brinson Fund class shares of any other Se-ries within the Trust. Exchanges will not be permitted between the Brinson Fund class shares and the SwissKey Fund class shares of a Series of the Trust. Fund shares may be exchanged by written request or by telephone if the share-holder has previously signed a telephone authorization on the application form. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The Trust reserves the right to restrict the frequency of, or otherwise modify, condition, terminate or impose charges upon the exchange and/or telephone transfer privileges upon 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Funds' relative net asset values per share. Exchanges may be made only for shares of a Series and class then offering its shares for sale in your state of residence and are subject to the minimum initial investment requirement. For federal income tax purposes, an exchange of shares would be treated as if the shareholder had redeemed shares of one Series and reinvested in shares of another Series. Gains or losses on the shares exchanged are realized by the shareholder at the time of the ex-change. Any shareholder wishing to make an exchange should first obtain and review a prospectus of the other Series. Requests for telephone exchange must be received by the transfer agent by the close of regular trading hours (cur-rently 4:00 p.m. Eastern time) on the NYSE on any day that the NYSE is open for regular trading.

NET ASSET VALUE

  The Fund's offering price per share consists of the net asset value per share next determined after receipt of the purchase order by the transfer agent in proper form. The net asset value is computed as of the close of regu-lar trading on the NYSE, on days when such exchange is open.

  The net asset value per share is computed by adding the value of all securi-ties and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. Portfolio securities for which market quotations are available are priced at market value. Debt securities are priced at fair value by an independent pric-ing service using methods approved by the Board of Trustees of the Trust. Short-term investments having a maturity of less than 60 days are valued at amortized cost, which approximates market value. All other securities are val-ued at their fair value as determined in good faith and pursuant to a method approved by the Board of Trustees of the Trust.

  Each of the Series' two classes of shares will bear, pro rata, all of the common expenses of the Series. The net asset value of all outstanding shares of each class of the Series will be computed on a pro rata basis for each out-standing share based on the proportionate participation in the Series repre-sented by the value of shares of that class. All income earned and expenses incurred by the Series, will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such class, except that the Brinson Fund class will not incur any of the expenses under the SwissKey Fund class' Rule 12b-1 Plan.

REDEMPTION OF SHARES

  Shareholders may redeem their shares of the Fund without charge on any busi-ness day that the NYSE is open. Redemptions will be effected at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust nor-mally sends redemption proceeds on the next business day but, in any event, redemption proceeds are sent within five business days of receipt of a redemp-tion request in proper form. Payment also may be made by wire directly to any bank previously designated by the shareholder in a shareholder account appli-cation. There is no charge for redemptions by wire. Please note that the shareholder's bank may impose a fee for wire service. The Trust will honor re-demption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund's net asset value per share is calculated are ef-fected that day. Redemption requests received in proper form by the transfer agent after the close of the NYSE are effected as of the time the net asset value per share is next determined. No redemption will be processed until the transfer agent has received a completed application with respect to the ac-count.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Part-ners or the Board of Trustees, result in the necessity of the Series selling assets under disadvantageous conditions and to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in-kind, or partly in cash and partly in-kind. However, the Trust has elected, pursuant to Rule 18f-1 under the Act, to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series, during any 90 day period for any one shareholder. Payments in excess of this limit will also be made wholly in cash unless the Board of Trustees believes that economic conditions exist which would make such a practice detrimental to the best in-terests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Series. In-kind payments need not constitute a cross-section of the Series' portfolio. Where a shareholder has requested redemption of all or a part of the shareholder's investment, and where the Se-ries computes such redemption in-kind, the Series will not recognize gain or loss for federal tax purposes on the securities used to compute the redemp-tion, but the shareholder will recognize gain or loss equal to the difference between the fair market value of the securities received and the shareholder's basis in the Fund shares redeemed.

  Shares may be redeemed in one of the following ways:

REDEMPTIONS BY MAIL

  Shares may be redeemed by submitting a written request for redemption to the transfer agent at 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

  A written redemption request to the transfer agent must: (i) identify the shareholder's account name; (ii) state the number of shares to be redeemed; and (iii) be signed by each registered owner exactly as the shares are regis-tered. A redemption request for any amount must be accompanied by signature guarantees. Signatures must be guaranteed by an "eligible guarantor institu-tion" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. Eligible guarantor institutions include banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Broker-dealers guaranteeing signa-tures must be members of a clearing corporation or maintain net capital of at least $100,000. Credit unions must be authorized to issue signature guaran-tees. Signature guarantees will be accepted from any eligible guarantor insti-tution which participates in a signature guarantee program. The transfer agent may require additional supporting documents for redemptions made by corpora-tions, executors, administrators, trustees and guardians.

  A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form. Questions with respect to the proper form for redemption requests should be directed to the transfer agent at (800) 448-2430.

REDEMPTIONS BY TELEPHONE

  Shareholders who have so indicated on the application form, or have subse-quently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone at (800) 448-2430.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the transfer agent at the address listed above.

  The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust.

  Shares of the Fund may be redeemed through certain broker-dealers, banks and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were purchased from the Trust.

TELEPHONE TRANSACTIONS

  Shareholders who wish to initiate purchase, exchange or redemption transac-tions by telephone must elect the option, as described above. With respect to such telephone transactions, the Trust will ensure that reasonable procedures are used to confirm that instructions communicated by telephone are genuine (including verification of the shareholder's social security number or moth-er's maiden name) and, if it does not, the Trust or the transfer agent may be liable for any losses due to unauthorized or fraudulent transactions. Written confirmation will be provided for all purchase, exchange and redemption trans-actions initiated by telephone.

DIVIDENDS, DISTRIBUTIONS AND TAXES

  The Series will distribute its net investment income semi-annually in June and December. The Series will distribute annually in December substantially all of its net long-term capital gains and any undistributed net short-term capital gains realized during the one year period commencing November 1 (or the date of the creation of the Series, if later) and ending October 31, and at the same time, will distribute all of its net investment income earned through the end of December and not previously distributed. Any net realized short-term capital gain will be distributed as ordinary (not capital) income.

  Dividends and other distributions paid by the Series with respect to its Brinson Fund class and SwissKey Fund class shares are calculated in the same manner and at the same time. The per share dividends on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of the Series as a result of the 12b-1 distribution expense ap-plicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of the Series will share proportion-ately in the investment income and expenses of the Series, except that the per share dividends and distributions on the SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Dividends and distributions are automatically reinvested in additional Fund shares of the Series unless the shareholder has notified the transfer agent, in writing, of his election to receive such dividends and distributions in cash. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then cur-rent net asset value and the dividend option may be changed from cash to rein-vest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value per share determined at the close of business on that date. Dividends and distributions are treated the same for tax purposes whether re-ceived in cash or reinvested in additional shares. Please note that shares purchased shortly before the record date for a dividend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

  Shareholders will be subject to federal income taxes on dividends and dis-tributions made by the Series, including those automatically reinvested. Dis-tributions of net investment income and short-term capital gains, if any, will be taxable to shareholders as ordi-nary income, whether received in cash or additional shares. Distributions of net long-term capital gains, if any, will be taxable to shareholders as long-term capital gains, whether received in cash or Fund shares and without regard to how long a shareholder has held shares of the Series. Shareholders not sub-ject to tax on their income will not be required to pay tax on amounts dis-tributed to them. The Series does not actively seek to realize any particular amount of capital gains during a year; rather, realized gains are a by product of Series investment management activities. Dividends and distributions may also be subject to state and local taxes. The Series will notify shareholders each year of the amount of dividends and distributions, including the amount of any distribution of long-term capital gains.

  Redemptions of Fund shares and the exchange of shares between two Series, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  The Series has qualified, and intends to continue to qualify for taxation as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), so that it will not be subject to fed-eral income tax, or to any excise tax, to the extent its earnings are distrib-uted to shareholders as provided in the Code. The Series will therefore be treated as a separate entity for the purpose of computing investment company taxable income and net realized capital gains and losses for federal income tax purposes and for purposes of qualifying under the diversification, income and distribution tests of Subchapter M.

  Shareholders may be subject to 31% withholding on reportable dividend and redemption payments ("back-up withholding"). Generally, back-up withholding will apply to shareholders for whom a certified taxpayer identification number is not on file with the Series, who, to the Series' knowledge, have furnished an incorrect number, or if the Series has been notified by the IRS that an ac-count is subject to back-up withholding. An individual's taxpayer identifica-tion number is his social security number.

  The tax discussion set forth above is included for general information only. Prospective investors should consult their own tax advisers concerning the tax consequences of an investment in the Series.

SHARES OF BENEFICIAL INTEREST AND VOTING RIGHTS

  The Trust was originally organized as a Maryland corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust's Agreement and Declaration of Trust permit the Trustees to issue an unlimited number of shares of beneficial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more Series or sub-series/classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such Series. Currently, the Trust is of-fering shares of ten series: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund.

  The shares of the Trust, when issued, will be fully paid and non-assessable and within each Series or class, have no preference as to conversion, ex-change, dividends, retirement or other features. The shares of the Trust which the Trustees may, from time to time, establish, shall have no preemptive rights. The shares of the Trust have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so. A shareholder is entitled to one vote for each full share held (and a fractional vote for each fractional share held), then standing in his name on the books of the Trust. On any matter submitted to a vote of shareholders, all shares of the Trust then issued and outstanding and entitled to vote on a matter shall vote without differentiation between sepa-rate Series or class on a one-vote-per-share basis. Each whole share is enti-tled to one vote and each fractional share is entitled to a proportionate fractional vote. If a matter to be voted on does not affect the interests of all Series or classes, then only the shareholders of the affected Series or class shall be entitled to vote on the matter. The Trust's Agreement and Dec-laration of Trust also gives shareholders the right to vote (i) for the elec-tion or removal of Trustees; (ii) with respect to additional matters relating to the Trust as required by the Act; and (iii) on such other matters as the Trustees consider necessary or desirable.

  As of January 17, 1996, Swiss Bank Corporation of New York, New York was a control person of the Fund by nature of its shareholdings. Under the Invest-ment Company Act, a control person possesses the ability to control the out-come of matters submitted for shareholder vote.


SHAREHOLDER MEETINGS

  Pursuant to Delaware law and the Trust's Agreement and Declaration of Trust, the Trust does not intend to hold shareholder meetings except when required to elect Trustees, or with respect to additional matters relating to the Trust, as required under the Act. The Securities and Exchange Commission requires the Trustees to promptly call a meeting for the purpose of voting upon the ques-tion of removal of any trustee when requested to do so by not less than 10% of the outstanding shareholders of the Series. In addition, subject to certain conditions, shareholders of the Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107, is custodian for the securities and cash of the Series.

  Fund/Plan serves as the Series' transfer agent. As transfer agent, it main-tains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Series' shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. Shareholder inquiries should be addressed to the transfer agent at (800) 448-2430.

  Fund/Plan also performs certain accounting and pricing services for the Se-ries, including the daily calculation of the Fund's net asset value per share.

PERFORMANCE CALCULATIONS

  From time to time, performance information, such as yield or total return for the Fund, may be quoted in advertisements or in communications to share-holders. Performance quotations of the Fund represent the Fund's past perfor-mance and should not be considered as representative of future results. The current yield will be calculated by dividing the net investment income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods (which periods will be stated in the advertisement). Average annual return reflects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in the Fund might sat-isfy their investment objective, advertisements regarding the Fund may discuss yield or total return as reported by various financial publications. Adver-tisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analy-sis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hut-ton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component in-dices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger--Mutual Funds Panorama and Investment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable global portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Per-sonal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal and Barron's, et al., which rate fund performance over various time periods.

  The principal value of an investment in the Fund will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost. Any fees charged by banks or other institutional investors directly to their customer accounts in connection with investments in shares of the Fund will not be included in the Fund's calculations of yield or total return. Fur-ther information about the performance of the Fund may be obtained without charge by contacting the Trust at (800) 448-2430.

                                    ADVISOR

                             Brinson Partners, Inc.
                            209 South LaSalle Street
                             Chicago, IL 60604-1295

                                  UNDERWRITER

                        Fund/Plan Broker Services, Inc.
                                2 W. Elm Street
                          Conshohocken, PA 19428-0874

                              SHAREHOLDER SERVICES

                            Fund/Plan Services, Inc.
                                2 W. Elm Street
                                  P.O. Box 874
                          Conshohocken, PA 19428-0874

                                   CUSTODIAN

                             Bankers Trust Company
                               34 Exchange Place
                           Jersey City, NJ 07302-1107

                                 LEGAL COUNSEL

                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                                  Sears Tower
                             233 South Wacker Drive
                             Chicago, IL 60606-6301

                                    [LOGO]


            The Brinson Funds
            -------------------------------------------------------
            209 South LaSalle Street . Chicago, Illinois 60604-1295
            Tel: (312) 220-7100


                               -----------------
                               The Brinson Funds








                            Brinson U.S. Bond Fund

                                  Prospectus

                               February 15, 1996








                         Global Investment Management
                            of Institutional Assets
                            -----------------------

                           [LOGO -- SWISS KEY FUNDS]

                           209 South LaSalle Street
                            Chicago, IL 60604-1295

                                  PROSPECTUS
                               FEBRUARY 15, 1996

  THE SWISSKEY FUNDS represent a separate class of shares of ten different in-vestment portfolios, offered by The Brinson Funds (the "Trust"). The Trust is an open-end management investment company advised by Brinson Partners, Inc. Each investment portfolio, a series, offers two separate classes of shares-- the SwissKey Fund class and the Brinson Fund class. The SwissKey Funds, which represent the SwissKey Fund class of each investment portfolio, are: SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Eq-uity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund (each a "Fund" and collectively, the "SwissKey Funds" or "Funds"). The Funds are designed to offer investors a variety of investment opportunities. Each Fund has distinct investment objectives and policies. This prospectus pertains only to the SwissKey Fund class shares, which do not have a sales load, but are subject to annual 12b-1 plan expenses. The Brinson Fund class shares, which are designed primarily for institutional investors, do not have a sales load and are not subject to annual 12b-1 plan expenses. Further information relating to the Brinson Fund class shares may be obtained by calling (800) 448-2430.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the SwissKey Funds. Investors should read and retain this Prospectus for future reference. Additional information about the Funds and the other class of shares of the Trust's investment port-folios is contained in the Statement of Additional Information dated February 15, 1996, as amended from time to time, which has been filed with the Securi-ties and Exchange Commission and is available upon request and without charge from the Trust, at the addresses and telephone numbers below. The Statement of Additional Information is incorporated by reference into this Prospectus.

  AN INVESTMENT IN THE FUNDS IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY. AN INVESTMENT IN ANY OF THE FUNDS IS NOT A DEPOSIT OR OTHER OBLIGATION OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. FURTHER, THERE CAN BE NO ASSURANCE THAT THE SWISSKEY U.S. CASH MANAGEMENT FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE AC-CURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

UNDERWRITER:
Fund/Plan Broker Services, Inc.
2 W. Elm Street
Conshohocken, PA 19428-0874
1-800-SWISSKEY

ADVISOR:
Brinson Partners, Inc.
209 South LaSalle Street
Chicago, IL 60604-1295
1-800-SWISSKEY

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Prospectus Summary.........................................................   1
Expense Information........................................................   5
Financial Highlights.......................................................   7
Investment Objectives and Policies.........................................   8
  Global Fund..............................................................   9
  Global Equity Fund.......................................................  10
  Global Bond Fund.........................................................  11
  Short-Term Global Income Fund............................................  11
  U.S. Balanced Fund.......................................................  12
  U.S. Equity Fund.........................................................  13
  U.S. Bond Fund...........................................................  14
  U.S. Cash Management Fund................................................  15
  Non-U.S. Equity Fund.....................................................  17
  Non-U.S. Bond Fund.......................................................  17
Investment Policies........................................................  19
Other Investment Practices and Risk Factors................................  24
Management of the Trust....................................................  29
Portfolio Management.......................................................  29
Administration of the Trust................................................  29
Purchase of Shares.........................................................  31
Exchange of Shares.........................................................  33
Redemption of Shares.......................................................  33
Account Options............................................................  36
Distribution Plan..........................................................  36
Net Asset Value............................................................  37
Dividends and Taxes........................................................  38
Performance Information....................................................  39
General Information........................................................  41

 This Prospectus is not an offering of the securities herein described in any jurisdiction or to any person to whom it is unlawful for the Funds to make such an offer or solicitation. No sales representative, dealer, or other person is authorized to give any information or make any representation other than those contained in this Prospectus.

PROSPECTUS SUMMARY
THE TRUST

  The Trust is an open-end management investment company commonly known as a mutual fund. The Trust was established as a Maryland corporation on April 14, 1992, and was reorganized as a Delaware business trust on December 1, 1993. The Trust currently offers ten different investment portfolios: Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Bal-anced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund (each a "Series" and collectively, the "Series"). The Trust offers two classes of shares for each Series: the Brinson Fund class and SwissKey Fund class. This prospectus pertains only to the SwissKey Fund class shares of each Series.

INVESTMENT OBJECTIVES OF THE FUNDS:

  GLOBAL FUND seeks to maximize total return, consisting of capital apprecia-tion and current income. As a global fund, at least 65% of the Series' assets will be invested in securities of issuers in at least three countries, one of which may be the United States.

  GLOBAL EQUITY FUND seeks to maximize total return, consisting of capital ap-preciation and current income by investing in equity securities, both domestic and foreign. As a global fund, at least 65% of the Series' assets will be in-vested in equity securities of issuers in at least three countries, one of which may be the United States.

  GLOBAL BOND FUND seeks to maximize total return, consisting of capital ap-preciation and current income by investing in fixed-income securities, both domestic and foreign. As a global fund, at least 65% of the Series' total as-sets will be invested in debt securities with an initial maturity of more than one year of issuers in at least three countries, one of which may be the United States.

  SHORT-TERM GLOBAL INCOME FUND seeks a high level of current income consis-tent with preservation of capital, by investing primarily in fixed income se-curities, both domestic and foreign. As a global fund, at least 65% of the Series' total assets will be invested in debt securities having a dollar-weighted average maturity of not more than three years of issuers in at least three countries, one of which may be the United States.

  U.S. BALANCED FUND seeks to maximize total return, consisting of capital ap-preciation and current income, by investing in a wide range of U.S. equity, debt and money market securities, having the potential to realize both long-term growth and income. As a balanced fund, at least 25% of its assets will normally be invested in fixed income securities.

  U.S. EQUITY FUND seeks to maximize total return, consisting of capital ap-preciation and current income, while controlling risk by investing in equity securities of U.S. companies. Under normal circumstances, at least 65% of the Series' total assets will be invested in equity securities of U.S. companies.

  U.S. BOND FUND seeks to maximize total return, consisting of capital appre-ciation and current income, while controlling risk by investing in domestic fixed income securities. Under normal circumstances, at least 65% of the Se-ries' total assets will be invested in U.S. debt securities with an initial maturity of more than one year.

  U.S. CASH MANAGEMENT FUND seeks to maximize current income consistent with preservation of capital by investing exclusively in U.S. dollar-denominated money market instruments that mature in twelve months or less.

  NON-U.S. EQUITY FUND seeks to maximize total return, consisting of capital appreciation and current income by investing primarily in the equity securi-ties of non-U.S. issuers. Under normal conditions, at least 65% of the Series' total assets will be invested in equity securities of issuers in at least three countires other than the United States.

  NON-U.S. BOND FUND seeks to maximize total return, consisting of capital ap-preciation and current income, while controlling risk, by investing primarily in fixed income securities which are not denominated in U.S. dollars and that may also provide the potential for capital appreciation. Under normal conditions, at least 65% of the Series' total assets will be invested in debt securities with an ini-tial maturity of more than one year from at least three countries other than the United States.

HOW TO PURCHASE SHARES

  The minimum initial investment is $1,000 for each Fund. The minimum for ad-ditional investments is $50 for each Fund. The Funds do not impose any sales load, redemption or exchange fees. All of the Funds have adopted Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), and are subject to annual 12b-1 expenses. See "Distribu-tion Plan." The public offering price for shares of each of the Funds is the net asset value per share next determined after receipt and acceptance of a purchase order at the transfer agent in proper form with accompanying check or other bank wire arrangements. See "Purchase of Shares."

HOW TO REDEEM SHARES

  Shares of each Fund may be redeemed at the net asset value per share of the Fund next determined after receipt by the transfer agent of a redemption re-quest in proper form. Signature guarantees may be required. See "Redemption of Shares."

DIVIDENDS

  Each Fund intends to distribute substantially all of its net investment in-come and net realized capital gains, if any, to shareholders. Distributions of net capital gains, if any, will be made annually. All distributions are rein-vested at net asset value, in additional full and fractional shares of the same class of the respective Series unless and until the shareholder notifies the transfer agent in writing requesting payments in cash.

  The Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund declare and pay dividends on net investment income, if any, semi-annually. The Short-Term Global Income Fund's and U.S. Cash Management Fund's net investment income is declared daily and paid monthly as a dividend to shareholders of record at the close of business on the day of declaration. See "Dividends and Taxes."

MANAGEMENT OF THE TRUST

  Brinson Partners, Inc. ("Brinson Partners" or the "Advisor"), the Series' investment advisor, is an investment management firm managing, as of December 31, 1995, approximately $53 billion in assets, primarily for pension and profit sharing institutional accounts. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295.

  Fund/Plan Broker Services, Inc., 2 W. Elm Street, Conshohocken, PA 19428-0874 serves as the Funds' underwriter. Bankers Trust Company, c/o BTNY Servic-es, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107, serves as the custodian of the Series' assets. Fund/Plan Services, Inc., P.O. Box 874, 2 W. Elm Street, Conshohocken, PA 19428-0874 serves as the Series' administrator, accounting/pricing agent and transfer agent.

RISK FACTORS

  Shareholders should understand that all investments involve risks and there can be no guarantee against loss resulting from an investment in the Series, nor can there be any assurance that the Series will be able to attain their investment objectives.

ALL SERIES:

  1. The Series may lend portfolio securities to creditworthy institutions; the principal risk to the

Series is the risk that the borrower fails to return the borrowed security. The Series will require collateral before lending securities. See "Loans of Portfolio Securities" under "Other Investment Practices and Risk Factors."

  2. The Series may invest in repurchase agreements (which involve risk of loss if a seller defaults on its obligations under the agreement) and reverse repurchase agreements (which involve risk of loss if a purchaser defaults on its obligation to return securities to the Series). See "Repurchase Agree-ments" and "Reverse Repurchase Agreements" under "Other Investment Practices and Risk Factors."

ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND:

  3. The Series may enter into contracts for the future purchase or sale of securities, including index contracts, and purchase and write options to buy or sell futures contracts. The Series may also purchase and write put and call options on securities or indices and enter into related closing transactions. While the Series do not engage in options or futures for speculative purposes, there are certain risks associated with such hedging techniques. See "Futures Contracts and Options on Futures Contracts" and "Options" under "Investment Policies" and "Options and Futures" under "Other Investment Practices and Risk Factors."

GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND, U.S. BOND FUND AND NON-U.S. BOND FUND:

  4. The Series may invest in swaps for hedging and other permissible purpos-es, which could subject the Series to increased risks. See "Swaps" under "Other Investment Practices and Risk Factors."

GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND:

  5. Investments in non-U.S. securities could involve possible risks and op-portunities not typically associated with investments in U.S. securities, in-cluding, but not limited to, foreign exchange fluctuations, political risks and the costs of effecting transactions in foreign markets. See "Foreign Secu-rities and Currency Considerations" under "Other Investment Practices and Risk Factors."

  6. The value of securities denominated in currencies other than the U.S. dollar, when expressed in U.S. dollars, will fluctuate in response to changes in exchange rates between the U.S. dollar and the currencies in which the in-struments are denominated. The net asset value can therefore fluctuate in re-sponse to such changes in exchange rates, in addition to changes in the value of portfolio securities which are unrelated to changes in currency exchange rates. See "Foreign Securities and Currency Considerations" under "Other In-vestment Practices and Risk Factors."

  7. The Series may alter foreign currency exposure or engage in certain hedg-ing techniques through the use of forward currency contracts, currency futures contracts, options on currency futures, or swaps. The Series are also permit-ted to invest in options on securities, futures contracts and indices of both U.S. and non-U.S. markets. While the Series do not engage in options or futures for speculative purposes, there are certain risks associated with such hedging techniques. See "Forward Foreign Currency Transactions," "Options on Currencies" and "Futures Contracts and Options on Futures Contracts" under "Investment Policies."

GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND:

  8. The Series may invest in lower quality, higher yielding securities (com-monly referred to as "junk bonds"). See "Risks Associated with Fixed Income Securities" and "High Yield/High Risk Securities" under "Other Investment Practices and Risk Factors" and Appendix A in the Trust's Statement of Addi-tional Information.

GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND AND NON-U.S. BOND FUND:

  9. While the Global Bond Fund, Short-Term Global Income Fund and Non-U.S. Bond Fund each intend to qualify as "diversified" investment companies under the provisions of Subchapter M of the Internal Revenue Code, they will not be diversified under the Act. Thus, while at least 50% of each Series' total as-sets will be represented by cash, cash items, and other securities limited in respect of any one issuer to an amount not greater than 5% of such Series' to-tal assets, the Series will not satisfy the Act's requirement in this respect, which applies that test to 75% of each Series' assets. A non-diversified port-folio is believed to be subject to greater risk because adverse effects on the portfolio's security holdings may affect a larger portion of the overall as-sets.

  Please see the Statement of Additional Information for further information concerning investment policies and restrictions.

EXPENSE INFORMATION
SHAREHOLDER TRANSACTION EXPENSES FOR EACH FUND:

 Maximum Sales Load Imposed on Purchases (as a percentage of offering price)................................................................. 0.00%
 Maximum Sales Load Imposed on Reinvested Dividends (as a percentage of offering price)........................................................ 0.00%
 Deferred Sales Load (as a percentage of original purchase price)........ 0.00%
 Redemption Fees (as a percentage of amount redeemed).................... 0.00%
 Exchange Fees (as a percentage of amount exchanged)..................... 0.00%

ANNUAL FUND OPERATING EXPENSES
(as a percentage of average net assets)

                                                                     TOTAL FUND
                                                                      EXPENSES
                                                            OTHER    (AFTER FEE
                                                          ESTIMATED    WAIVER
                                                           EXPENSES    AND/OR
                                MANAGEMENT/1/               (AFTER    EXPENSE
                                 FEES (AFTER     12B-1    REIMBURSE- REIMBURSE-
                                 FEE WAIVER)  EXPENSES/2/   MENT)      MENT)
                                ------------- ----------- ---------- ----------
SwissKey Global Fund...........     0.80%        0.65%      0.29%      1.74%
SwissKey Global Equity Fund....     0.00%        0.76%      1.00%      1.76%
SwissKey Global Bond Fund......     0.22%        0.49%      0.68%      1.39%
SwissKey Short-Term Global
 Income Fund...................     0.60%        0.52%      0.15%      1.27%
SwissKey U.S. Balanced Fund....     0.43%        0.50%      0.37%      1.30%
SwissKey U.S. Equity Fund......     0.00%        0.52%      0.80%      1.32%
SwissKey U.S. Bond Fund........     0.50%        0.47%      0.10%      1.07%
SwissKey U.S. Cash Management
 Fund..........................     0.30%        0.47%      0.10%      0.87%
SwissKey Non-U.S. Equity Fund..     0.56%        0.84%      0.44%      1.84%
SwissKey Non-U.S. Bond Fund....     0.75%        0.52%      0.15%      1.42%

  The SwissKey Fund class shares of the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund and Non- U.S. Equity Fund Series commenced operations on July 31, 1995. The SwissKey Fund class shares of the U.S. Bond Fund Series commenced operations on August 31, 1995.
-----------
/1Pursuant/to the terms of the Investment Advisory Agreements between the Trust and the Advisor, the Advisor is to receive a monthly fee at the fol-lowing annual rates for each of the Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund: 0.80%, 0.80%, 0.75%, 0.60%, 0.70%, 0.70%, 0.50%, 0.30%,
  0.80% and 0.75%, respectively. Brinson Partners has agreed irrevocably to waive its fees and reimburse expenses so that all of the expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund do not exceed 1.10%, 1.00%, 0.90%, 0.75%, 0.80%, 0.80%, 0.60%, 0.40%, 1.00% and 0.90%, respectively. Management fees
  (after fee waivers) and Other Estimated Expenses (after reimbursement) for the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund and SwissKey Non-U.S. Equity Fund are based on the operating expenses for Brinson Fund class shares of the relevant Series for the previous fiscal year. Management fees (after fee waivers) and Other Estimated Expenses (after reimbursement) for the SwissKey Short-Term Global Income Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Management Fund and SwissKey Non-U.S. Bond Fund are based on estimated amounts for the current fiscal year. Absent these fee waivers and expense reimbursements, the total operating expenses for the SwissKey Fund shares of the Series that have commenced operations to date are esti-mated to be 1.74%--Global Fund, 2.82%--Global Equity Fund, 1.92%--Global

 Bond Fund, 1.56%--U.S. Balanced Fund, 2.22%--U.S. Equity Fund, 5.16%--U.S. Bond Fund and 2.07%--Non-U.S. Equity Fund.

/2For/purposes of this Table, "12b-1 Expenses" is comprised of an asset-based sales charge of up to 0.65% of average daily net assets and a service fee of 0.25% of average daily net assets for SwissKey Fund class shares of each Se-ries. Pursuant to rules of the National Association of Securities Dealers, Inc. ("NASD"), the aggregate initial sales charges, deferred sales charges and asset-based sales charges on shares of the Funds may not exceed 6.25% of total gross sales, subject to certain exclusions. This 6.25% limitation is imposed on the Fund rather than on a per shareholder basis. Therefore, long-term shareholders of the SwissKey Funds may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD. This amount also includes service fees.

  Although the Distribution Plan relating to the SwissKey Funds (the "Plan") provides that the Trust may pay up to an annual rate of 0.65% of the average daily net assets of the SwissKey Fund class shares, plus a 0.25% service fee for each SwissKey Fund class ("distribution fees"), the Trust and the Under-writer have agreed to limit aggregate distribution fees with respect to SwissKey Fund class shares so as not to exceed 0.65%, 0.76%, 0.49%, 0.52%, 0.50%, 0.52%, 0.47%, 0.47%, 0.84% and 0.52% of the average daily net assets of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Manage-ment Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund, re-spectively.

EXAMPLE:

  Based on the level of expenses listed above after fee waivers and reimburse-ments, the total expenses relating to an investment of $1,000 would be as fol-lows assuming a 5% annual return and redemption at the end of each time period.

NAME OF FUND                                     1 YEAR 3 YEARS 5 YEARS 10 YEARS
------------                                     ------ ------- ------- --------
SwissKey Global Fund............................  $18     $55     $94     $206
SwissKey Global Equity Fund.....................  $18     $55     $95     $207
SwissKey Global Bond Fund.......................  $14     $44     $76     $167
SwissKey Short-Term Global Income Fund..........  $13     $40     $70     $153
SwissKey U.S. Balanced Fund.....................  $13     $41     $71     $157
SwissKey U.S. Equity Fund.......................  $13     $42     $72     $159
SwissKey U.S. Bond Fund.........................  $11     $34     $59     $131
SwissKey U.S. Cash Management Fund..............  $ 9     $27     $48     $107
SwissKey Non-U.S. Equity Fund...................  $19     $58     $99     $216
SwissKey Non-U.S. Bond Fund.....................  $14     $45     $78     $170

  The foregoing tables are designed to assist the investor in understanding the various costs and expenses that a shareholder will bear directly or indi-rectly. While the example assumes a 5% annual return, a Fund's actual perfor-mance will vary and may result in actual returns greater or less than 5%.

  THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EX-PENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  THE TRUST ISSUES TWO CLASSES OF SHARES THAT INVEST IN THE SAME PORTFOLIOS OF SECURITIES. ALTHOUGH SHAREHOLDERS OF BOTH THE BRINSON FUND CLASS SHARES AND SWISSKEY FUND CLASS SHARES DO NOT PAY SALES CHARGES, SHAREHOLDERS OF SWISSKEY FUND CLASS SHARES ARE SUBJECT TO DISTRIBUTION EXPENSES. THEREFORE, EXPENSES, AND ULTIMATELY, PERFORMANCE WILL VARY BETWEEN THE CLASSES. FURTHER INFORMATION ABOUT THE BRINSON FUND CLASS SHARES OF THE TRUST MAY BE OBTAINED BY CALLING
(800) 448-2430.

FINANCIAL HIGHLIGHTS

  The following financial highlights are part of the unaudited, interim finan-cial statements for the SwissKey Fund class of the U.S. Bond Fund which com-menced investment operations on August 31, 1995. The period presented is from August 31, 1995 through December 31, 1995. The following table should be read in conjunction with the unaudited financial statements and related notes in-cluded in the Statement of Additional Information.

SWISSKEY U.S. BOND FUND

                                                                FOR THE PERIOD
                                                                  AUGUST 31,
                                                                  1995/1/ TO
                                                               DECEMBER 31, 1995
                                                               -----------------
Net asset value, beginning of period.........................       $10.00
 Income from investment operations:
 Net investment income.......................................         0.20
 Net realized and unrealized gain on Investments.............         0.34
                                                                    ------
  Total gain from investment operations......................         0.54
                                                                    ------
 Less distributions:
 Distributions from net investment income....................        (0.20)
 Distributions from net realized gain........................        (0.03)
 Distributions in excess of net investment income............        (0.01)
                                                                    ------
  Total distributions........................................        (0.24)
                                                                    ------
 Net asset value, end of period..............................       $10.30
                                                                    ======
Total Return.................................................         5.29%/3/
Ratios/Supplemental Data
 Net assets, end of period (in 000s).........................       $9,249
 Ratio of expenses to average net assets:
 Before expense reimbursement................................         5.16%/2/
 After expense reimbursement.................................         1.07%/2/
 Ratio of net investment income to average net assets:
 Before expense reimbursement................................         1.70%/2/
 After expense reimbursement.................................         5.79%/2/
 Portfolio turnover rate.....................................          212%

-----------
/1/  Commencement of operations.

/2/  Annualized.

/3/  Not Annualized.

INVESTMENT OBJECTIVES AND POLICIES


  The investment objective of each Series is fundamental and may not be changed without a vote of the holders of the majority of the voting securities of the Series. Unless otherwise stated in this Prospectus or the Statement of Additional Information, each Series' investment policies are not fundamental and may be changed without shareholder approval. While a non-fundamental pol-icy or restriction may be changed by the Trustees of the Trust without share-holder approval, the Series intend to notify shareholders before making any material change in any such policy or restriction. Fundamental policies may not be changed without shareholder approval.

  The Series strive to attain their investment objectives, but there can be no assurance that they will do so.

  Additional investment policies and restrictions are described in the State-ment of Additional Information, dated February 15, 1996.

THE INVESTMENT PROCESS

  The Advisor's investment perspective for the Series is to determine funda-mental value based on sustainable future cash flows associated with given as-set classes and securities. Defining future cash flows associated with a particular security or asset class allows the Advisor to determine fundamental values (i.e., whether an investment is fairly priced). The successful identi-fication of mispricing opportunities should result in enhanced total return performance. Brinson Partners will focus on comparing current market prices to fundamental values, rather than on either forecasts of future price changes or extrapolations of historical price relationships.

  As a general matter, the Advisor will purchase for the Series only securi-ties contained in the underlying indices relevant to the Benchmarks. Brinson Partners will attempt to enhance the long-term return and risk performance of the Series relative to the Benchmarks by deviating from the normal Benchmark mix of asset classes and currencies in reaction to discrepancies between cur-rent market prices and fundamental values. Active asset allocation strategy for the Series will be defined relative to the Benchmark weights, which repre-sent the Series' normal mix. Decisions to deviate from the normal mix are a blend of rigorous quantitative analysis, an understanding of the fundamental relationships among global markets and the expertise of investment profession-als. In the absence of views as to the relative attractiveness across asset classes, the actual fund weights will be equal to the Benchmark weights. The active management process is intended to produce a superior performance rela-tive to the Benchmark index.

  The Series do not intend to concentrate their investments in a particular industry. The Series do not intend to issue senior securities as defined in the Act, except that all of the Series may engage in borrowing activities as defined below. Each Series' investment objectives and its policies concerning portfolio lending, borrowing, the issuance of senior securities and concentra-tion, are "fundamental," which means that they may not be changed without the affirmative vote of the holders of a majority of the Series' outstanding vot-ing securities (as defined in the Act).

  The Series and the Advisor believe that, over the long term, investing across global equity and fixed income markets based upon discrepancies between market prices and fundamental values may achieve enhanced return and risk characteristics relative to the Benchmark.

  Fundamental value is considered to be the current value of long-term, sus-tainable future cash flows derived from a given asset class or security. In determining fundamental value, the Advisor takes into consideration broadly based indices representing asset classes or markets and various economic vari-ables such as productivity, inflation and global competitiveness. The valua-tion of asset classes reflects an integrated, fundamental analysis of global markets. Investment decisions are based on comparisons of current market prices to fundamental values.

  The "asset class strategy ranges" indicated on the following pages are the ranges within which each Series expects to make its active asset allocations to specific asset classes. Under all but unusual market conditions, each Se-ries expects to adhere to the strategy ranges set forth. However, each Series' strategy ranges may be exceeded by the Series under unusual market conditions.

GLOBAL FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total U.S. dollar return, consisting of capital appreciation and current income. The Series is a diver-sified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across global equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the Global Securities Markets Index (the "Benchmark"), which is compiled by Brinson Partners. The Series seeks to achieve its investment objective by utilizing a wide range of equity, debt and money market securities in domestic and foreign markets. The Series may engage in futures, options and currency transactions for hedging as more fully described below.

ASSET ALLOCATION

  The Benchmark consists of five distinct asset classes representing the pri-mary wealth-holding public securities markets. These asset classes are U.S. equities, non-U.S. equities, U.S. bonds, non-U.S. bonds and cash equivalents. Each asset class is represented in the Benchmark by an index compiled by an independent data provider. The index relating to U.S. equities is the Wilshire 5000 Index; the index relating to non-U.S. equities is the Morgan Stanley Cap-ital International Non-U.S. Equity (Free) Index; the index relating to U.S. bonds is a composite of the Salomon Brothers Broad Investment Grade Bond Index and the Merrill Lynch Euro-Bond indices; the index for non-U.S. bonds is the Salomon Non-U.S. Government Bond Index; and the index relevant to the cash equivalent portion of the Benchmark is the 30-day U.S. Treasury Bill rate (calculated from the average of bid and ask). In order to compile the Bench-mark, the Advisor determines current relative market capitalizations in the world markets (U.S. equities, non-U.S. equities, U.S. bonds, non-U.S. bonds and cash) and then weights each relevant index. Based on this weighting, the Advisor determines the return of the relative indices, applies the index weighting and then determines the return of the Benchmark. From time to time, the Advisor may substitute an equivalent index within a given asset class when it believes that such index more accurately reflects the relevant global mar-ket.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be primarily invested in equity markets listed in the Morgan Stanley Capital International World Equity Index which, in addition to the United States, currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzerland and Denmark. Also, the Series will primarily invest in fixed income markets listed in the Salomon World Gov-ernment Bond Index which, in addition to the United States, currently includes Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Austra-lia, Belgium, Italy, Spain, Sweden and Denmark.

  The Series may invest up to 5% of its total net assets in equity and debt securities of emerging market issuers, or securities with respect to which the return is derived from the equity or debt securities of issuers in emerging markets.

  The Series may invest in the more broadly defined asset classes identified by the Benchmark. The "Normal Asset Allocation Mix," set forth below, repre-sents the asset allocation that the Series would expect to maintain when global capital markets are fairly priced relative to each other and relative to the associated risks.

GLOBAL SECURITIES MARKETS INDEX
NORMAL ASSET ALLOCATION MIX

                                                               NORMAL    ASSET
                                                               ASSET     CLASS
                                                             ALLOCATION STRATEGY
ASSET CLASS                                                     MIX      RANGES
-----------                                                  ---------- --------
Global Equities............................................. 67%
 U.S........................................................        50%  15-80%
 Non-U.S....................................................        17%   5-30%
Global Bonds................................................ 28%
 U.S........................................................        20%   5-50%
 Non-U.S....................................................         8%   2-15%
Cash and Cash Equivalents...................................  5%          0-45%
                                                             ----
                                                             100%

GLOBAL EQUITY FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series seeks to achieve its in-vestment objective by investing in a wide range of equity securities that are traded on both domestic and foreign stock exchanges or, in the case of domes-tic stocks, in the over-the-counter market. The Series may engage in futures, options and currency transactions for hedging as more fully described below. The Series is a diversified portfolio that seeks to achieve its objective by pursuing an active asset allocation strategy across global equity markets, ac-tive management of currency exposures and active security selection within each market.

ASSET ALLOCATION

  The benchmark for the Series is the Morgan Stanley Capital International ("MSCI") World Equity (Free) Index (the "Benchmark"). The Benchmark is a mar-ket driven broad based index which includes U.S. and non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to pro-vide a representative total return for all major stock market exchanges lo-cated in and outside the United States. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such secu-rities in the index more accurately reflect the relevant global market.

  The Advisor's investment perspective for the Series is to rank worldwide stock markets in terms of their relative price/value attractiveness based on proprietary valuation models and the judgments of investment professionals. Inputs to the valuation models include forecasts of growth, inflation, risk premiums and foreign exchange movements. The Advisor develops industry strate-gies within, and sometimes across, individual equity markets with reference to the industry composition of the Series' benchmark index on a country-by-coun-try basis. The security selection of individual companies within each equity market is based on fundamental valuation and portfolio risk strategies. The Advisor's proprietary valuation model determines which securities are poten-tial candidates for inclusion in the portfolio.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be invested primarily in equity markets listed in the Bench-mark which, in addition to the United States, currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Switzer-land, Denmark, Austria, Belgium, Hong Kong, New Zealand, Finland, Italy, Nor-way, Singapore, Malaysia, Spain, Sweden and Ireland. The composition of this Index may change over time, according to criteria established by Morgan Stan-ley.

  The "Normal Market Capitalization Allocation Mix," set forth below, repre-sents the asset allocation mix based on the Benchmark, and may shift over time as the Index weights change.

                                                      NORMAL MARKET  ASSET CLASS
                                                      CAPITALIZATION  STRATEGY
                                                      ALLOCATION MIX   RANGES
                                                      -------------- -----------
U.S. Equities........................................       36%        15-70%
Non-U.S. Equities....................................       64%        30-85%
Cash and Cash Equivalents............................        0%         0-35%
                                                           ----
                                                           100%

GLOBAL BOND FUND

INVESTMENT OBJECTIVE

  The Series investment objective is to maximize total return, consisting of capital appreciation and current income. The Series seeks to achieve this ob-jective by investing primarily in debt securities that may also provide the potential for capital appreciation. The Series may engage in futures, options and currency transactions for hedging as more fully described below. The Se-ries is a non-diversified portfolio.

ASSET ALLOCATION

  The Advisor's investment process incorporates assessments of country bond exposures, interest rate sensitivity and currency exposure. The primary in-vestment decision is that of country allocation, since, in the Advisor's judg-ment, country and currency selection are expected to account for the majority of long-term fixed income returns in the global markets. This decision is made with reference to the Series' benchmark index on the basis of Brinson Part-ners' analysis of local market and currency returns for each country. Dura-tions, maturity and individual security selection are then considered market-by-market as dictated by the economic fundamentals of each market. The Advisor's proprietary valuation model determines which securities are poten-tial candidates for inclusion in the portfolio.

  The benchmark for the Series is the Salomon World Government Bond Index (the "Benchmark"). The Benchmark is a market driven index which measures the broad global fixed income markets invested in debt issues of U.S. and non-U.S. gov-ernments, governmental entities and supranationals. From time to time, the Ad-visor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant global fixed income securities market.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be primarily invested in fixed income markets listed in the Benchmark which, in addition to the United States, currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Bel-gium, Italy, Spain, Sweden, Denmark and Austria. The composition of this index may change over time, according to criteria established by Salomon Brothers.

  The "Normal Market Capitalization Allocation Mix," set forth below, repre-sents the asset allocation mix based on the Benchmark, and may shift over time as the index weights change.

                                                                         ASSET
                                                         NORMAL MARKET   CLASS
                                                         CAPITALIZATION STRATEGY
ASSET CLASS                                              ALLOCATION MIX  RANGES
-----------                                              -------------- --------
U.S. Bonds..............................................       39%       20-80%
Non-U.S. Bonds..........................................       61%       20-80%
                                                              ---
                                                              100%

SHORT-TERM GLOBAL INCOME FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to seek a high level of current income consistent with preservation of capital and reasonable investment risk. The Series seeks to achieve this objective by investing primarily in debt securi-ties having a dollar-weighted average maturity of not more than three years. The Series may engage in futures, options and currency transactions for hedg-ing as more fully described below. The Series is a non-diversified portfolio.

INVESTMENT PROCESS

  The Advisor's investment process incorporates assessments of country, fixed income, money market exposures, interest rate sensitivity, yield curve and currency exposure. The primary investment decision is that of country alloca-tion, since, in the Advisor's judgment, country and currency selection are ex-pected to account for the majority of short-term fixed income returns in the global markets. This decision is made with reference to the Series' benchmark index on the basis of Brinson Partners' analysis of local market and currency returns for each country. Du-rations, maturity and individual security selection are then considered mar-ket-by-market as dictated by the economic fundamentals of each market. The Advisor's proprietary valuation model determines which securities are poten-tial candidates for inclusion in the portfolio.

ASSET ALLOCATION

  The benchmark for the Series is the Lehman Brothers 1-3 Year Government In-dex (the "Benchmark"). The Benchmark is comprised of U.S. Government Treasury and Agency Securities with maturities of 1-3 years. Although the securities to be held in the Series' portfolio do not directly correspond to the securities included in the Benchmark, Brinson Partners will attempt to enhance the long-term return and risk performance of the Series relative to the Benchmark by identifying discrepancies between current market prices and fundamental val-ues. The active management process is intended to produce a superior perfor-mance relative to the Benchmark index.

HIGH QUALITY FIXED INCOME SECURITIES

  The Series seeks to minimize investment risk by limiting its portfolio in-vestments to high quality fixed income securities. Accordingly, the Series' investment portfolio consists only of: (i) debt securities issued or guaran-teed by the U.S. government, its agencies or instrumentalities ("U.S. govern-ment securities"); (ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies or in-strumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Corporation ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by the Advisor to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Ad-visor to be of equivalent quality; (iv) certificates of deposit and bankers acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of for-eign banks) having total assets of more than $500 million and determined by the Advisor to be of high quality; and (v) commercial paper rated A1 or A2 by S&P, Prime-1 or Prime-2 by Moody's, Fitch-1 or Fitch-2 by Fitch Investors Service, Inc., or Duff 1 or Duff 2 by Duff and Phelps Inc. or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's and determined by the Advisor to be of high quality. Other fixed income securities in which the Series may invest include zero coupon bonds, mortgage-backed securities, asset-backed securities and when-issued securities. The Series may purchase U.S. dollar-denominated securities that reflect a broad range of investment maturities and sectors.

  The fixed income securities in the non-U.S. component of the Series may in-clude securities issued by supranational entities. A supranational entity is an entity established or financially supported by the national governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Community, the European In-vestment Bank, the Inter-American Development Bank, the Export-Import Bank and the Asian Development Bank.

U.S. BALANCED FUND

INVESTMENT OBJECTIVE

  The investment objective of the Series is to maximize total return, consist-ing of capital appreciation and current income, while controlling risk. The Series is a diversified portfolio that seeks to achieve its objective by pursuing active asset allocation strategies across U.S. equity and fixed income markets and active security selection within each market. These decisions are undertaken relative to the U.S. Balanced Index (the "Benchmark"), which is compiled by Brinson Partners. The Series seeks to achieve its investment objective by utilizing a wide range of equity, debt and money market securities.

ASSET ALLOCATION MARKET MANAGEMENT

  The Benchmark for the Series is compiled by the Advisor. The Benchmark rep-resents a fixed composite of 65% Wilshire 5000 Index, 30% Salomon Brothers Broad Investment Grade Bond Index and 5% 30-day Treasury Bill Index. From time to time, the Advisor may substitute an equivalent index within a given asset class when the Advisor believes that such new index more accurately reflects the relevant U.S. market.

  The Series will, under normal circumstances, invest at least 25% of its net assets in fixed income senior securities. The Series will also invest in eq-uity securities, including warrants, preferred stock and securities convert-ible into equity securities. For temporary defensive purposes, up to 50% of the Series' total assets may be invested in cash and cash equivalents includ-ing money market and short-term instruments.

  The weighting in the Series of equity, fixed income and money market securi-ties will be adjusted in response to variations in perceived return potential as estimated by Brinson Partners on the basis of fundamental analysis. It is not the policy of the Series to take unreasonable risks to obtain speculative or aggressively high returns.

  The "normal asset allocation mix," set forth below, represents the asset al-location that the Series would expect to maintain when the financial markets are fairly priced relative to each other and to the associated risks in such markets. This is the U.S. Balanced Index which will serve as the performance benchmark.

                                                               NORMAL    ASSET
                                                               ASSET     CLASS
                                                             ALLOCATION STRATEGY
                                                                MIX      RANGES
                                                             ---------- --------
U.S. Equity................................................. 65%         30-75%
 Large Capitalization Stocks................................        45%
 Intermediate/Small Capitalization Stocks...................        20%
U.S. Bonds.................................................. 30%         25-70%
Cash........................................................  5%          0-50%
                                                             ----        ------
                                                             100%

U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series is a diversified portfolio that seeks to achieve its objective by investing in a wide range of equity securities of U.S. companies that are traded on major stock exchanges as well as on the over-the-counter market. Under normal cir-cumstances, at least 65% of the Series' total assets will be invested in eq-uity securities of U.S. companies. The Series may engage in futures and options for hedging as more fully described below.

INVESTMENT PROCESS

  The Advisor's approach to investing for the Series is to invest in the eq-uity securities of U.S. companies believed to be undervalued based upon inter-nal research and proprietary valuation systems. Investment decisions are based on fundamental research, internally developed valuation systems and seasoned judgment. The Advisor's research focuses on several levels of analysis; first, on understanding wealth shifts that occur within the equity market, and sec-ond, on individual company research. At the company level, the Advisor quanti-fies expectations of a company's ability to generate profit and to grow business into the future.

  For each stock under analysis, the Advisor discounts to the present all of the future cash flows that it believes will accrue to the Series from the investment in order to calculate a present or intrinsic value. This value estimate generated by the Advisor's proprietary valuation model is compared to observed market price and ranked against other stocks accordingly. The rankings, in combination with the Advisor's investment judgment, determine which securities are included in the portfolio.

  The Benchmark for the Series is the Wilshire 5000 Index (the "Benchmark"). The Benchmark is a broad weighted index which includes all U.S. common stocks. The Benchmark is designed to provide a representative indication of the capi-talization and return for the U.S. equity market.

U.S. BOND FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income, while controlling risk. The Series seeks to achieve this objective by investing primarily in fixed income securi-ties, which may also provide the potential for capital appreciation. As a mat-ter of fundamental policy, under normal circumstances, the Series intends to invest at least 65% of its total assets in U.S. debt securities with an ini-tial maturity of more than one year. The Series may also engage in futures and options transactions for hedging as more fully described below. The Series is a diversified portfolio.

INVESTMENT PROCESS

  Brinson Partners is an active manager of fixed income securities. The Advi-sor believes that markets do not always efficiently price fixed income securi-ties and that a fundamental value-based investment process can increase portfolio returns. Brinson Partners' fixed income strategies consider many factors in addition to maturity and current yield in the evaluation of fixed income securities. These factors include interest rate sensitivity, quality, yield curve analysis and individual issue selection. Accordingly, Brinson Partners will pursue the Series' objective by investing its assets in debt se-curities which are believed to be undervalued. The Advisor's proprietary valu-ation model determines which securities are potential candidates for inclusion in the portfolio.

  The benchmark for the Series is the Salomon Brothers Broad Investment Grade Bond Index (the "Benchmark"). The Benchmark is a market driven broad based in-dex which includes U.S. bonds with over one year to maturity. The Benchmark is designed to provide a representative indication of the performance of U.S. in-vestment grade fixed income securities in the United States. From time to time, the Advisor may substitute securities in an equivalent index when it be-lieves that such securities in the index more accurately reflect the relevant fixed income securities market.

FIXED INCOME SECURITIES

  The Series may invest in a broad range of fixed income securities, including debt securities of the U.S. government together with its agencies and instru-mentalities and the debt securities of U.S. corporations. A majority of the fixed income securities in which the Series will invest will meet a minimum rating of BBB- by Standard and Poor's Corporation ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of comparable quality by Brinson Partners. Such securities are considered to be investment grade. While securities rated BBB- or Baa3 are regarded as hav-ing an adequate capacity to pay principal and interest, such bonds lack out-standing investment characteristics and, in fact, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest pay-ments than is the case with higher rated bonds. The Series may invest up to 30% of its total assets in securities rated lower than BBB- by S&P and Baa3 by Moody's (commonly referred to as "junk bonds"). Securities rated lower than BBB- by S&P and Baa3 by Moody's are classified as non-investment grade se-curities and carry a higher degree of risk and are considered to be specula-tive by the major credit rating agencies (see "High Yield/High Risk Securi-ties" under "Other Investment Practices and Risk Factors"). Other fixed income securities in which the Series may invest include zero coupon bonds, mortgage-backed securities, asset-backed securities and when-issued securities. The Se-ries may invest a portion of its assets in short-term debt securities (including repurchase agreements) of corporations, governments or agencies and banks and finance companies. When unusual market conditions warrant, the Se-ries can make substantial temporary defensive investments in cash equivalents.

U.S. CASH MANAGEMENT FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize current income consistent with preservation of capital. The Series is a diversified portfolio.

INVESTMENT PROCESS

  In accordance with procedures adopted pursuant to Rule 2a-7 under the Act, the Series limits its investments to those U.S. dollar-denominated instruments which the Board of Trustees of the Trust determines present minimal credit risks and which are, as required by the federal securities laws, rated in one of the two highest rating categories as determined by nationally recognized statistical rating organizations ("NRSROs"), or which are unrated and of com-parable quality, with remaining maturities of 397 calendar days or less ("Eli-gible Securities"). The Series maintains a dollar weighted average maturity of the securities in its portfolio of 90 days or less. The Series will not invest more than 5% of its total assets in Eligible Securities of a single issuer, other than U.S. government securities, rated in the highest category by the requisite number of NRSROs, except that the Series may exceed that limit as permitted by Rule 2a-7 for a period of up to three business days; and the Se-ries will not invest (a) the greater of 1% of the Series' total assets or $1 million in Eligible Securities issued by a single issuer rated in the second highest category and (b) more than 5% of its total assets in Eligible Securi-ties of all issuers rated in the second highest category. These procedures are not fundamental policies of the Series.

  Because the Series limits its investments to high quality securities, the Series' portfolio, and thus the Series' shareholders, will generally earn lower yields than if the Series purchased securities with a lower rating and correspondingly greater risk.

U.S. GOVERNMENT SECURITIES

  The Series may invest in U.S. government securities, which consist of mar-ketable fixed, floating and variable rate securities issued or guaranteed by the U.S. government, its agencies, or by various instrumentalities which have been established or sponsored by the U.S. government ("U.S. government securi-ties"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of the Government National Mortgage Association (popu-larly called "GNMAs" or "Ginnie Maes") and the Federal Housing Administration, are issued or guaranteed by the U.S. government and supported by the full faith and credit of the U.S. government. Other U.S. government securities are issued or guaranteed by federal agencies or government-sponsored enterprises and are not direct obligations of the U.S. government, but involve sponsorship or guarantees by government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported by the credit of the instrumentality, such as Federal Na-tional Mortgage Association ("FNMA") bonds.

BANK OBLIGATIONS

  The Series may also invest in bank obligations or instruments secured by bank obligations.

Such instruments consist of fixed, floating or variable rate certificates of deposit, letters of credit, time deposits, and banker's acceptances issued by banks and savings institutions with assets of at least one billion dollars. Bank obligations may be obligations of U.S. banks, foreign branches of U.S. banks (referred to as "Eurodollar Investments"), U.S. branches of foreign banks (referred to as "Yankee Dollar Investments") and foreign branches of foreign banks ("Foreign Bank Investments"). When investing in a bank obliga-tion issued by a branch, the parent bank must have assets of at least five billion dollars.

  The Series may invest only up to 25% of its assets in Eurodollar invest-ments. Yankee Dollar investments, which are considered investments in domestic banks, may only be made if such branches have a federal or state charter to do business in the U.S. and are subject to U.S. regulatory authorities.

  Time Deposits are non-negotiable deposits maintained in a foreign branch of a U.S. or foreign banking institution for a specified period of time at a stated interest rate. The Series may not invest more than 10% of its assets in time deposits with maturities in excess of seven calendar days.

COMMERCIAL PAPER

  The Series may also invest in commercial paper of domestic or foreign is-suers which is considered by the Series to present minimal credit risks and which is rated within the two highest rating categories by NRSROs or, if unrated, has been determined by the Advisor to be of comparable quality to in-struments that are Eligible Securities pursuant to procedures approved by the Trust's Board of Trustees.

CORPORATE OBLIGATIONS

  The corporate obligations which the Series may purchase are fixed, floating or variable rate bonds, debentures or notes which are considered by the Series to present minimal credit risks and which are rated within the two highest rating categories by NRSROs, or if unrated, have been determined by the Advi-sor to be of comparable quality to instruments which are Eligible Securities pursuant to procedures approved by the Trust's Board of Trustees. Such obliga-tions must mature in 397 calendar days or less. Generally, the higher an in-strument is rated, the greater its safety and the lower its yield.

  (For informational purposes, included in the Statement of Additional Infor-mation is an explanation of ratings by two NRSROs, Standard & Poor's Corpora-tion and Moody's Investors Service.)

OTHER POLICIES

  Depending on its view of market conditions and cash requirements, the Series may or may not hold securities purchased until maturity. The yield on certain instruments held by the Series may decline if sold prior to maturity.

  Whenever the Series' Advisor believes market conditions are such that yield could be increased by actively trading the portfolio securities to take advan-tage of short-term market variations, the Series may do so without restriction or limitation. The Series may not invest in securities other than the types of securities listed above and is subject to other specific investment restric-tions as detailed in the Statement of Additional Information.

  The Series may lend its portfolio securities to qualified securities dealers or other institutional investors, provided that such loans do not exceed 10% of the value of the Series' total assets at the time of the most recent loan, and further provided that the borrower deposits and maintains 102% cash col-lateral for the benefit of the Series. Any of the Series' Eurodollar Invest-ments, Foreign Bank Investments or investments in commercial paper of foreign issuers will involve risks that are different from investments in obligations of domestic entities. These risks may include future unfavorable political and economic developments, possible withholding taxes, seizure of foreign depos-its, currency controls, interest limitations, or other governmental restrictions which affect the payment of principal or interest on securities the Series holds. In addition, there may be less publicly available information regarding such foreign banks or foreign issuers of commercial paper.

NON-U.S. EQUITY FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income. The Series is a diversified portfolio that seeks to achieve its objective by investing primarily in the equity secu-rities of non-U.S. issuers. The Series may engage in futures, options and cur-rency transactions for hedging and other permissible purposes as more fully described below.

ASSET ALLOCATION MARKET MANAGEMENT

  The benchmark for the Series is the Morgan Stanley Capital International ("MSCI") Non-U.S. Equity (Free) Index (the "Benchmark"). The Benchmark is a market driven broad based index which includes non-U.S. equity markets in terms of capitalization and performance. The Benchmark is designed to provide a representative total return for all major stock exchanges located outside the United States. From time to time, the Advisor may substitute securities in an equivalent index when it believes that such securities in the index more accurately reflect the relevant international market.

  The Advisor's investment perspective for the Series is to invest in the eq-uity securities of non-U.S. markets and companies which are believed to be un-dervalued based upon internal research and proprietary valuation systems. This international equity strategy reflects Brinson Partners' decisions concerning the relative attractiveness of asset classes, the individual international eq-uity markets, industries across and within those markets, other common risk factors within those markets and individual international companies. The Advi-sor initially identifies those securities which it believes to be undervalued in relation to the issuer's assets, cash flow, earnings and revenues. The rel-ative performance of foreign currencies is an important factor in the Series' performance. Brinson Partners may manage the Series' exposure to various cur-rencies to take advantage of different yield, risk and return characteristics. The Advisor's proprietary valuation model determines which securities are po-tential candidates for inclusion in the portfolio.

  Although it may invest anywhere in the world, it is expected that the Se-ries' assets will be primarily invested in the equity markets included in the MSCI Non-U.S. Equity (Free) Index which currently are: Japan, the United King-dom, Germany, France, Canada, Italy, the Netherlands, Australia, Switzerland, Spain, Hong Kong, Belgium, Singapore, Malaysia, Sweden, Denmark, Norway, New Zealand, Austria, Finland and Ireland. The composition of this Index may change over time, according to criteria established by Morgan Stanley.

  The "Normal Asset Class Allocation Mix," set forth below, represents the as-set allocation mix based on the Benchmark, and may shift over time as the Benchmark index weights change.

                                                              NORMAL
                                                            ASSET CLASS  ASSET
                                                            ALLOCATION  STRATEGY
                        ASSET CLASS                             MIX      RANGES
                        -----------                         ----------- --------
Non-U.S. Equities..........................................    100%      65-100%
Cash and Cash Equivalents..................................      0%        0-35%
                                                               ----
                                                               100%

NON-U.S. BOND FUND

INVESTMENT OBJECTIVE

  The Series' investment objective is to maximize total return, consisting of capital appreciation and current income while controlling risk. The Series seeks to achieve this objective by in-vesting primarily in fixed income securities, which are not denominated in U.S. dollars and that may also provide the potential for capital appreciation. As a matter of fundamental policy, under normal circumstances, the Series in-tends to invest at least 65% of its total assets in debt securities with an initial maturity of more than one year from at least three countries other than the United States. The Series may engage in futures, options and currency transactions for hedging as more fully described below. The Series is a non-diversified portfolio.

ASSET ALLOCATION MARKET MANAGEMENT

  Brinson Partners will pursue the Series' objective by investing its assets in non-dollar-denominated debt securities which are believed to be undervalued based upon its fundamental research and proprietary valuation systems. The Ad-visor's primary investment decisions are those of market allocation and cur-rency allocation based upon forecasts of local market and currency returns for each country. These decisions are made with reference to the Series' benchmark index which is defined below. Durations, maturity and individual security se-lection are then considered market-by-market as dictated by the economic fun-damentals of each market.

  The benchmark for the Series is the Salomon Brothers Non-U.S. Government Bond Index (the "Benchmark"). The Benchmark is a capitalization-weighted index which measures the broad non-U.S. dollar markets invested in debt issues of non-U.S. governments, governmental entities and supranationals. From time to time, the Advisor may substitute other equivalent indices, in whole or in part, when it believes that such indices more accurately provide opportunities within the fixed income securities markets.

  Although it may invest anywhere in the world, it is expected that the the Series' assets will be invested primarily in fixed income markets listed in the Benchmark, which currently includes: Japan, the United Kingdom, Germany, France, Canada, the Netherlands, Australia, Belgium, Italy, Spain, Sweden, Denmark and Austria. The composition of this Index may change over time ac-cording to criteria established by Salomon Brothers.

FIXED INCOME SECURITIES

  The Series may invest in a broad range of fixed income securities (debt se-curities with an initial maturity of more than one year), including foreign government securities and debt obligations of foreign companies. All fixed in-come securities in which the Series will invest will meet a minimum rating of BBB- by Standard and Poor's Corporation ("S&P") or Baa3 by Moody's Investors Services, Inc. ("Moody's") or, if unrated, will be determined to be of compa-rable quality by Brinson Partners. Such securities are considered to be in-vestment grade. While securities rated BBB- or Baa3 are regarded as having an adequate capacity to pay principal and interest, such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher rated bonds.

  The fixed income securities in the Series will typically include securities issued by foreign governments, agencies and supranational entities. A suprana-tional entity is an entity established or financially supported by the na-tional governments of one or more countries to promote reconstruction or development. Examples of supranational entities include, among others, the World Bank, the European Economic Community, the European Coal and Steel Com-munity, the European Investment Bank, the Inter-American-Development Bank, the Export-Import Bank and the Asian Development Bank.

  The Series may invest a portion of its assets in short-term debt securities (including repurchase agreements) of corporations, governments or agencies, banks and finance companies which may be denominated in non-U.S. or U.S. currency. When unusual market conditions warrant, the Series can make substantial temporary defensive investments in cash equivalents. Cash equivalent holdings may be denominated in any currency.

INVESTMENT POLICIES

EQUITY SECURITIES (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND):

  The Series may invest in a broad range of equity securities of U.S. issuers, including common and preferred stocks, debt securities convertible into or ex-changeable for common stock, securities such as warrants or rights that are convertible into common stock. The Series expect their U.S. equity investments to emphasize both large and intermediate capitalization companies.

  The Global Fund, Global Equity Fund and Non-U.S. Equity Fund may also invest in a broad range of equity issuers of non-U.S. issuers, including common stocks of companies or closed-end investment companies, preferred stocks, debt securities convertible into or exchangeable for common stock, securities or warrants or rights that are convertible into common stock and sponsored or unsponsored American and European depository receipts for those securities. The issuers of unsponsored American and European depository receipts are not obligated to disclose material information in the United States.

  The equity markets in the non-U.S. component of the Global Fund, Global Eq-uity Fund and Non-U.S. Equity Fund will typically include available shares of larger capitalization companies. Capitalization levels are measured relative to specific markets, thus large and intermediate capitalization ranges vary country-by-country.

  The Global Fund may invest in equities of issuers in emerging markets, or securities with respect to which the return is derived from the equity securi-ties of issuers in emerging markets.

CASH AND CASH EQUIVALENTS (GLOBAL FUND, GLOBAL EQUITY FUND, U.S. BALANCED FUND, U.S. EQUITY FUND AND NON-U.S. EQUITY FUND):

  The Series may invest a portion of their assets in short-term debt securi-ties (including repurchase agreements) of corporations, U.S. government and its agencies and banks and finance companies. The Global Fund, Global Equity Fund and Non-U.S. Equity Fund also may invest a portion of their assets in short-term debt securities (including repurchase agreements) of corporations, governments or their agencies and banks and finance companies which may be de-nominated in non-U.S. currencies. When unusual market conditions warrant, the Series may make substantial temporary defensive investments in cash equiva-lents up to a maximum exposure that usually will not exceed 50% for U.S. Bal-anced Fund, 45% for Global Fund and 35% for Global Equity Fund, U.S. Equity Fund and Non-U.S. Equity Fund. When the Series invest for defensive purposes, they may affect the attainment of the Series' investment objective. Cash equivalent holdings may be denominated in any currency (although such holdings may not constitute "cash or cash equivalents" for tax diversification purpos-
es).

ZERO COUPON SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par value. Such bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Series investing in zero cou-pon securities will realize no cash until the cash payment date and, if the issuer defaults, the Series may obtain no return at all on its investment. For federal tax purposes, the Series will be required to include in income daily portions of original issue discount accrued and to dis-tribute the same to shareholders annually, even if no payment is received be-fore the distribution date.

MORTGAGE-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  The Series may invest in mortgage-backed securities, representing interests in pools of mortgage loans. These securities provide shareholders with pay-ments consisting of both interest and principal as the mortgages in the under-lying mortgage pools are paid off. The Series may invest in mortgage-backed securities issued or guaranteed by an agency or instrumentality of the U.S. government. The Series may also invest in privately-issued mortgage-backed se-curities issued by certain private, non-government corporations, such as fi-nancial institutions.

  The Series may also invest in Collateralized Mortgage Obligations ("CMOs") and Real Estate Mortgage Investment Conduits ("REMICs"). CMOs are debt securi-ties issued by U.S. government agencies or by financial institutions and other mortgage lenders and collateralized by a pool of mortgages held under an in-denture. CMOs are issued in a number of classes or series with different matu-rities. The classes or series are retired in sequence as the underlying mortgages are repaid. Prepayment may shorten the stated maturity of the obli-gation and can result in a loss of premium, if any has been paid. Certain of these securities may have variable or floating interest rates and others may be stripped (securities which provide only the principal or interest feature of the underlying security).

  REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

  CMOs and REMICs issued by private entities are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately-issued CMOs, as described above, have been historically higher than yields on CMOs issued or guaranteed by U.S. government agencies. However, the risk of loss due to default on such instruments is higher since they are not guaranteed by the U.S. government. Such instruments also tend to be more sensitive to interest rates than government-issued CMOs. The Series will not invest in subordinated privately-issued CMOs. For federal income tax purposes, the Series will be re-quired to accrue income on CMOs and REMIC regular interests using the "catch-up" method, with an aggregate pre-payment assumption.

ASSET-BACKED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  Asset-backed securities are securities that represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, most often a pool or pools of similar assets (e.g., receivables on home equity and credit loans and receivables regarding automobile, credit card, mobile home and recreational vehicle loans, wholesale dealer floor plans and leases).

  Such receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receiv-ables in the underlying pool. Pay-through asset-backed securities are debt ob-ligations issued usually by a special purpose entity, which are collateralized by the various receivables and in which the payments on the underlying receiv-ables provide that the Series pay the debt service on the debt obligations is-sued. The Series may invest in these and other types of asset-backed securities that may be developed in the future.

  The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. Such asset-backed securities are subject to the same prepayment risks as mortgage-backed securi-ties. For federal income tax purposes, the Series will be required to accrue income on pay-through asset-backed securities using the "catch-up" method, with an aggregate prepayment assumption.

WHEN-ISSUED SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  The Series may purchase securities on a "when-issued" basis for payment and delivery at a later date. The price is generally fixed on the date of commit-ment to purchase. During the period between purchase and settlement, no inter-est accrues to the Series. At the time of settlement, the market value of the security may be more or less than the purchase price.

CONVERTIBLE SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND AND U.S. BOND FUND):

  The Series may invest in convertible securities which generally offer lower interest or dividend yields than non-convertible debt securities of similar quality. The value of convertible securities may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer's common stock because they rank senior to common stock.

CURRENCY MANAGEMENT (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND):

  To manage exposure to currency fluctuations, the Series may alter fixed in-come or money market exposures (in their normal asset allocation mix as previ-ously identified), enter into forward currency exchange contracts, buy or sell options, futures or options on futures relating to foreign currencies and may purchase securities indexed to currency baskets. The Series will also use these currency exchange techniques in the normal course of business to hedge against adverse changes in exchange rates in connection with purchases and sales of securities. Some of these strategies may require the Series to set aside liquid assets in a segregated custodial account to cover their obliga-tions. These techniques are further described below.

FORWARD FOREIGN CURRENCY TRANSACTIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND):

  The Series may conduct their foreign currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a "forward foreign currency" contract or "forward" contract). A forward contract involves an obligation to purchase or sell a specific currency amount at a future date, which may be any fixed num-ber of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract. The Series will convert currency on a spot basis from time to time and investors should be aware that changes in currency exchange rates and exchange control regulations may affect the costs of currency conversion.

  When the Advisor believes that the currency of a particular country may suf-fer a significant decline against the U.S. dollar or against another currency, the Series may enter into a currency contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency ap-proximating the value of some or all of the Series securities denominated in such foreign currency.

  At the maturity of a forward contract, the Series may either sell a portfo-lio security and make delivery of the foreign currency, or they may retain the security and terminate their contractual obligation to deliver the foreign currency by purchasing an "offsetting" con-tract with the same currency trader obligating them to purchase, on the same maturity date, the same amount of the foreign currency. The Series may realize a gain or loss from currency transactions. See "Foreign Securities and Cur-rency Considerations" under "Other Investment Practices and Risk Factors."

OPTIONS ON CURRENCIES (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND):

  The Series also may purchase and write put and call options on foreign cur-rencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage the portfolio's exposure to changes in currency exchange rates. Call options on foreign currency written by the Series will be "covered," which means that the Series will own an equal amount of, or an offsetting position in, the underlying foreign currency. With respect to put options on foreign currency written by the Series, the Series will establish a segregated account with their custodian bank consisting of cash, U.S. government securities or other high grade liquid debt securities in an amount equal to the amount the Series would be required to deliver upon exercise of the put. See "Options and Futures" under "Other Investment Practices and Risk Factors."

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS (ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND):

  The Series may enter into contracts for the purchase or sale of securities, including index contracts. The Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund also may enter into contracts for the purchase or sale of foreign curren-cies. A purchase of a futures contract means the acquisition of a contractual right to obtain delivery to the Series of the securities or foreign currency called for by the contract at a specified price during a specified future month. When a futures contract is sold, the Series incur a contractual obliga-tion to deliver the securities or foreign currency underlying the contract at a specified price on a specified date during a specified future month. The Se-ries may enter into futures contracts and engage in options transactions re-lated thereto to the extent that not more than 5% of the Series' assets are required as futures contract margin deposits and premiums on options and may engage in such transactions to the extent that obligations relating to such futures and related options on futures transactions represent not more than 25% of the Series' assets.

  The Series may also purchase and write options to buy or sell futures con-tracts. Options on futures are similar to options on securities except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract, rather than actually to pur-chase or sell the futures contract, at a specified exercise price at any time during the period of the option. When the Series enter into a futures transac-tion, they must deliver to the futures commission merchant selected by the Se-ries an amount referred to as "initial margin."

  This amount is maintained by the futures commission merchant in a segregated account at the custodian bank. Thereafter, a "variation margin" may be paid by the Series to, or drawn by the Series from, such account in accordance with controls set for such accounts, depending upon changes in the price of the un-derlying securities subject to the futures contract.

  The Series will enter into such futures and options on futures transactions on domestic exchanges and, to the extent such transactions have been approved by the Commodity Futures Trading Commission for sale to customers in the United States, on foreign exchanges. See "Options and Futures" under "Other Investment Practices and Risk Factors."

  In addition, the U.S. Balanced Fund and the U.S. Equity Fund may sell stock index futures in anticipation of or during a market decline to attempt to offset the decrease in market value of their common stocks that might otherwise result; and they may purchase such contracts in order to offset increases in the cost of common stocks that they intend to purchase. Unlike other futures contracts, a stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract.

OPTIONS (ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND)

  The Series may purchase and write put and call options on U.S. securities and indices and enter into related closing transactions. In addition, the Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund may purchase and write put and call options on foreign securities and indices and enter into related closing transactions.

  A call option enables the purchaser, in return for the premium paid, to pur-chase securities from the writer of the option at an agreed price up to an agreed date. The advantage is that the purchaser may hedge against an increase in the price of securities it ultimately wishes to buy or may take advantage of a rise in a particular index. The Series will only purchase call options to the extent premiums paid on all outstanding call options do not exceed 20% of the Series' total assets. The Series will only write call options on a covered basis (e.g., on securities they hold in their portfolio). The Series will re-ceive premium income from writing call options, which may offset the cost of purchasing put options and may also contribute to the Series' total return. The Series may lose potential market appreciation, however, if the Advisor's judgment is incorrect with respect to interest rates, security prices or the movement of indices.

  A put option enables the purchaser of the option, in return for the premium paid, to sell the security underlying the option to the writer at the exercise price during the option period and the writer of the option has the obligation to purchase the security from the purchaser of the option. The Series will only purchase put options to the extent that the premiums on all outstanding put options do not exceed 20% of the Series total assets. With regard to pur-chasing put options, each Series will limit the aggregate value of the obliga-tions underlying such put options to 50% of its total net assets. The advantage is that the purchaser can be protected should the market value of the security decline or should a particular index decline. The Series will, at all times during which they hold a put option, own the security underlying such option. The Series will receive premium income from writing put options, although they may be required, when the put is exercised, to purchase securi-ties at higher prices than the current market price.

  An option on a securities index gives the purchaser of the option, in return for the premium paid, the right to receive from the seller cash equal to the difference between the closing price of the index and the exercise price of the option.

  Closing transactions essentially let the Series offset put options or call options prior to exercise or expiration. If the Series cannot effect closing transactions, they may have to hold a security they would otherwise sell or deliver a security they might want to hold.

  The Series may use options traded on U.S. exchanges and, to the extent per-mitted by law, options traded over-the-counter. The Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund may use options traded on recognized foreign exchanges to the extent permitted by law. It is the position of the Securities and Ex-change Commission that over-the-counter options are illiquid. Accordingly, the Series will invest in such options only to the extent consistent with their 15% limit on investment in illiquid securities. See "Options and Futures" un-der "Other Investment Practices and Risk Factors" below.

OTHER INVESTMENT PRACTICES AND RISK FACTORS

DERIVATIVE INVESTMENTS

  The term "derivatives" has been used to identify a range and variety of fi-nancial instruments. In general, a derivative is commonly defined as a finan-cial instrument whose performance and value are derived, at least in part, from another source, such as the performance of an underlying asset, or a spe-cific security, or an index of securities. As is the case with other types of investments, a Series' derivative instruments may entail various types and de-grees of risk, depending upon the characteristics of the derivative instrument and the Series' overall portfolio.

  Each Series permitted the use of derivatives may engage in such practices for hedging purposes, or to maintain liquidity, or in anticipation of changes in the composition of its portfolio holdings. No Series will engage in deriva-tive investments purely for speculative purposes. A Series will invest in one or more derivatives only to the extent that the instrument under consideration is judged by the Advisor to be consistent with the Series' overall investment objectives and policies. In making such judgment, the potential benefits and risks will be considered in relation to the Series' other portfolio invest-ments.

  Where not specified, investment limitations with respect to a Series' deriv-ative instruments will be consistent with such Series' existing percentage limitations with respect to its overall investment policies and restrictions. The risks and policies of various types of derivative investments permitted for certain Series, including options, futures, forward contracts and interest rate swaps, are described in greater detail below.

OPTIONS AND FUTURES (ALL SERIES, EXCEPT U.S. CASH MANAGEMENT FUND)

  The Series' investments in options and futures and similar strategies will depend on Brinson Partners' judgment as to the potential risks and rewards of different types of strategies. Options and futures can be volatile investments and may not perform as expected. If a hedge is applied at an inappropriate time or price trends are judged incorrectly, options and futures strategies may lower the Series' return. Options and futures traded on foreign exchanges generally are not regulated by U.S. authorities and may offer less liquidity and less protection to the Series in the event of default by the other party to the contract. The Series could also experience losses if the prices of their options and futures positions are poorly correlated with their other in-vestments, or if they cannot close out their positions because of an illiquid secondary market. Gains and losses on investments in options and futures de-pends on the Advisor's ability to predict correctly the direction of security prices, interest rates and other economic factors. Where a liquid secondary market does not exist, the Series will likely be unable to control losses by closing their positions. The loss from investing in futures transactions is potentially unlimited.

SWAPS (ALL SERIES, EXCEPT GLOBAL EQUITY FUND, U.S. EQUITY FUND, U.S. CASH MANAGEMENT FUND AND NON-U.S. EQUITY FUND)

  The Series may engage in swaps, including but not limited to interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars and other derivative instruments. Each Series expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of the portfolio's duration, to protect against any in-crease in the price of securities the Series anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possi-ble.

  The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If Brinson Partners is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of the Series will be less favorable than they would have been if this investment technique was never used. Swaps do not involve the delivery of securities or other underlying assets or principal. Thus, if the other party to swap defaults, the Series' risk of loss consists of the net amount of interest payments that the Series are contractually entitled to receive. Under Internal Revenue Service rules, any lump sum payment received or due under the notional principal contract must be amortized over the life of the contract.

REPURCHASE AGREEMENTS (ALL SERIES)

  The Series may enter into repurchase agreements with banks or broker-deal-ers. Repurchase agreements are considered under the Act to be collateralized loans by the Series to the seller secured by the securities transferred to the Series. Repurchase agreements under the Act will be fully collateralized by securities which the Series may invest in directly. Such collateral will be marked-to-market daily. If the seller of the underlying security under the re-purchase agreement should default on its obligation to repurchase the under-lying security, the Series may experience delay or difficulty in recovering their cash. To the extent that, in the meantime, the value of the security purchased had decreased, the Series could experience a loss. No more than 15% (10% in the case of the U.S. Cash Management Fund) of the Series' net assets will be invested in illiquid securities, including repurchase agreements which have a maturity of longer than seven days. The Series must treat each repur-chase agreement as a security for tax diversification purposes and not as cash, a cash equivalent or receivable.

REVERSE REPURCHASE AGREEMENTS (ALL SERIES)

  The Series may enter into reverse repurchase agreements with banks and bro-ker-dealers. Reverse repurchase agreements involve sales by the Series of portfolio assets concurrently with an agreement by the Series to repurchase the same assets at a later date at a fixed price. During the reverse repur-chase agreement period, the Series continue to receive principal and interest payments on these securities.

  The Series will establish a segregated account with their custodian bank in which they will maintain cash, U.S. government securities or other liquid high grade debt obligations equal in value to their obligations with respect to re-verse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained by the Series may decline be-low the price of the securities the Series have sold but is obligated to re-purchase under the agreement. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Series' use of the proceeds of the agreement may be restricted pending a de-termination by the other party, or their trustee or receiver, whether to en-force the Series' obligation to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Series and as such, are subject to the investment limitations discussed below in the section entitled "Borrow-ing."

BORROWING (ALL SERIES)

  The Series may borrow money as a temporary measure for extraordinary pur-poses or to facilitate redemptions. The Series will not borrow money in excess of 33 1/3% (10% in the case of the U.S. Cash Management Fund) of the value of their total assets. The Series have no intention of increasing their net in-come through borrowing. Any borrowing will be done from a bank with the re-quired asset coverage of at least 300%. In the event that such asset coverage shall at any time fall below 300%, the Series shall, within three days there-after (not including Sunday or holidays) or such longer period as the Securi-ties and Exchange Commission may prescribe by rules and regulations, reduce the amount of their borrowings to such an extent that the asset coverage of such borrowings shall be at least 300%. The Series will not pledge more than 10% of their net assets, or issue senior securities as defined in the Act, ex-cept for notes to banks and reverse repurchase agreements. Investment securi-ties will not be purchased while the Series have an outstanding borrowing that exceeds 5% of the Series' net assets.

LOANS OF PORTFOLIO SECURITIES (ALL SERIES)

  The Global Equity Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund and Non-U.S. Bond Fund may loan up to 33 1/3% of their assets; Global Fund, Global Bond Fund and Non-U.S. Equity Fund may loan up to 25% of their assets; and the U.S. Cash Management Fund may loan up to 10% of its assets to qualified broker-dealers or institutional investors for their use relating to short sales or other security transactions. The ma-jor risk to which the Series would be exposed on a loan transaction is the risk that the borrower would become bankrupt at a time when the value of the security goes up. Therefore, the Series will only enter into loan arrangements after a review of all pertinent facts by Brinson Partners, subject to overall supervision by the Board of Trustees, including the creditworthiness of the borrowing broker-dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by Brinson Partners.

RULE 144A SECURITIES (ALL SERIES)

  While maintaining oversight, the Board of Trustees has delegated to the Ad-visor the day-to-day functions of determining whether or not individual secu-rities purchased under Rule 144A of the Securities Act of 1933, as amended, are liquid for purposes of the Series' 15% (10% in the case of the U.S. Cash Management Fund) limitation on investments in illiquid assets. Generally, an illiquid security is any security that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Se-ries has valued the security. Examples of illiquid securities are over-the-counter options and certain swaps. The Board of Trustees of the Trust has instructed Brinson Partners to consider the following factors in determining the liquidity of a security purchased under Rule 144A: (i) the frequency of trades and trading volume for the security; (ii) whether at least three deal-ers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the se-curity; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of solic-iting offers and the mechanics of transfer). Although having delegated the day-to-day functions, the Board of Trustees will continue to monitor and peri-odically review the Advisor's selection of Rule 144A securities, as well as the Advisor's determinations as to their liquidity. Investing in Rule 144A se-curities could have the effect of increasing the level of Series illiquidity to the extent that qualified institutional buyers become, for a time, uninter-ested in purchasing these securities.

  If Brinson Partners determines that a security purchased in reliance on Rule 144A which was previously determined to be liquid, is no longer liquid and, as a result, the Series' holdings of illiquid securities exceed the Series' 15% (10% in the case of the U.S. Cash Management Fund) limit on investment in such securities, Brinson Partners will determine what action shall be taken to en-sure that the Series continue to adhere to such limitation including disposing of illiquid assets which may include such Rule 144A securities.

FOREIGN SECURITIES AND CURRENCY CONSIDERATIONS (GLOBAL FUND, GLOBAL EQUITY FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, NON-U.S. EQUITY FUND AND NON-U.S. BOND FUND)

  Investments in securities of foreign issuers may involve greater risks than those of U.S. issuers. There is generally less information available to the public about non-U.S. companies and less government regulation and supervision of non-U.S. stock exchanges, brokers and listed companies. Non-U.S. companies are not subject to uniform global accounting, auditing and financial reporting standards, practices and requirements. Securities of some non-U.S. companies are less liquid and their prices more volatile than securities of comparable U.S. companies. Securities trading practices abroad may offer less protection to investors. Settlement of transactions in some non-U.S. mar-kets may be delayed or may be less frequent than in the United States, which could affect the liquidity of the Series portfolio. Additionally, in some non-U.S. countries, there is the possibility of expropriation or confiscatory tax-ation, limitations on the removal of securities, property or other assets of the Series, political or social instability, or diplomatic developments which could affect U.S. investments in those countries. With respect to the Global Fund, Global Equity Fund and Non-U.S. Equity Fund, investments will be made primarily in the equity securities of companies domiciled in developed coun-tries. These Series intend to diversify broadly among countries but reserve the right to invest a substantial portion of their assets in one or more coun-tries if economic and business conditions warrant such investments. Brinson Partners will take these factors into consideration in managing the Series' investments. Because the Series will keep their books and records in U.S. dol-lars, they will be required, for federal income tax purposes, to account for income and losses on all transactions involving foreign currency under Section 988 of the Internal Revenue Code of 1986, as amended, and the applicable U.S. Treasury regulations so that generally any component of a gain or loss attrib-utable to currency fluctuations results in ordinary income or loss and not capital gain or loss.

  Compared to the United States and other developed countries, emerging coun-tries may have relatively unstable governments, economies based on only a few industries, and securities markets that trade only a small number of securi-ties and employ settlement procedures different from those used in the United States. Prices on these exchanges tend to be volatile and, in the past, secu-rities in these countries have offered greater potential for gain (as well as loss) than securities of companies located in developed countries. Further, investments by foreign investors are subject to a variety of restrictions in many emerging countries.

  Countries such as those in which the Series may invest have historically ex-perienced and may continue to experience, high rates of inflation, high inter-est rates, exchange rate fluctuations or currency depreciation, large amounts of external debt, balance of payments and trade difficulties and extreme pov-erty and unemployment. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, its government's policy towards the International Monetary Fund, the World Bank and other international agencies and the political constraints to which a government debtor may be subject.

  The U.S. dollar market value of the Series' investments and of dividends and interest earned by the Series, may be significantly affected by changes in currency exchange rates. Some currency prices may be volatile, and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets, which could adversely affect the Series. Al-though the Series may attempt to manage currency exchange rate risks, there is no assurance that the Series will do so at an appropriate time or that they will be able to predict exchange rates accurately. For example, if the Series increase their exposure to a currency and that currency's price subsequently falls, such currency management may result in increased losses to the Series. Similarly, if the Series decrease their exposure to a currency, and the currency's price rises, the Series will lose the opportunity to participate in the currency's appreciation. The Series will manage currency exposures rela-tive to the normal currency allocation and will consider return and risk of currency exposures relative to the Benchmark.

  Payments to holders of the high yield, high risk, foreign debt securities in which the Funds may invest may be subject to foreign withholding and other taxes. Although the holders of foreign government and government-related debt securities may be entitled to tax gross-up payments from the issuers of such instruments, there is no assurance that such payments will be made.

RISKS ASSOCIATED WITH FIXED INCOME SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, SHORT-TERM GLOBAL INCOME FUND, U.S. BALANCED FUND, U.S. BOND FUND AND NON-U.S. BOND FUND)

  All fixed-income securities are subject to two types of risks: credit risk and interest rate risk. The credit risk relates to the ability of the issuer to meet interest or principal payments or both as they come due. The interest rate risk refers to the fluctuations in the net asset value of any portfolio of fixed-income securities resulting from the inverse relationship between price and yield of fixed-income securities; that is, when the general level of interest rates rises, the prices of outstanding fixed-income securities de-clines, and when interest rates fall, prices rise.

  In addition, if the currency in which a security is denominated appreciates against the U.S. dollar, the dollar value of the security will increase. Con-versely, a rise in interest rates or a decline in the exchange rate of the currency would adversely affect the value of the security expressed in dol-lars.

HIGH YIELD/HIGH RISK SECURITIES (GLOBAL FUND, GLOBAL BOND FUND, U.S. BALANCED FUND AND U.S. BOND FUND)

  Debt securities rated lower than BBB- by S&P or Baa3 by Moody's are consid-ered to be of poor standing and predominantly speculative. Investing in lower rated debt securities may involve certain risks not typically associated with higher rated securities. The economy and interest rates affect these lower rated debt securities differently from other securities. Prices have been found to be less sensitive to interest rate changes than higher rated invest-ments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of ris-ing interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. Changes by recognized rating agencies in their rating of any secu-rity and in the ability of an issuer to make payments of interest and princi-pal will also ordinarily have a more dramatic effect on the values of these investments than on the values of higher rated securities. Such changes in value will not affect cash income derived from these securities, unless the issuers fail to pay interest or dividends when due. Such changes will, howev-er, affect the Series' net asset value per share. The Global Fund and Global Bond Fund intend to limit their investment in non-investment grade debt secu-rities of U.S. dollar-denominated fixed income assets and non-U.S. fixed in-come assets, respectively, to no more than 10% of their net assets. The U.S. Balanced Fund and the U.S. Bond Fund intend to limit their investments in non-investment grade debt securities to no more than 10% and 30% of net assets, respectively.

  Investment in foreign commercial banks are subject to additional risks due to the securities trading and underwriting activities of such banks. Since it is common for foreign banks to acquire equity participations in other compa-nies, such banks are more likely than U.S. banks to have substantial invest-ments in equity securities. As a result, a general decline in the market for equity securities may require such banks to raise additional capital or cur-tail some of their activities. On the other hand, foreign banks tend to be less leveraged than U.S. institutions. In addition, because the banking indus-try in most countries is more concentrated and has fewer participants than in the United States, a foreign bank is more likely to have a dominant position in its home country's banking market.

  Please see the Statement of Additional Information for further information concerning investment policies and restrictions.

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

  Under Delaware law, the Board of Trustees has overall responsibility for managing the business and affairs of the Trust. The Trustees, in turn, elect the officers of the Trust, who are responsible for administering the day-to-day operations of the Series.

THE ADVISOR

  Brinson Partners, a Delaware corporation, is an investment management firm managing, as of December 31, 1995, approximately $53 billion, primarily for institutional pension and profit sharing accounts. Brinson Partners was orga-nized in 1989 when it acquired the institutional asset management business of The First National Bank of Chicago and First Chicago Investment Advisors, N.A. Brinson Partners and its predecessor entities have managed domestic and inter-national investment assets since 1974 and global investment assets since 1982. Brinson Partners has offices in London, Melbourne, New York, Paris, Singapore, Sydney and Tokyo, in addition to its principal office at 209 South LaSalle Street, Chicago, IL 60604-1295. Brinson Partners is an indirect wholly-owned subsidiary of Swiss Bank Corporation ("Swiss Bank"). Brinson Partners also serves as the investment advisor to six other investment companies, Brinson Relationship Funds, which includes six investment portfolios (series), Enter-prise Accumulation Trust, Enterprise International Growth Portfolio, Fort Dearborn Income Securities, Inc., Short-Term World Income Portfolio and Pace Large Company Value Equity Investments. Swiss Bank, with headquarters in Ba-sel, Switzerland, is an internationally diversified organization with opera-tions in many aspects of the financial services industry.

  Pursuant to its investment advisory agreements with the Trust, on behalf of each Series, Brinson Partners receives a monthly fee at various annual per-centage rates of each Series' average daily net assets, as described below, for providing investment advisory services and Brinson Partners is responsible for paying its own expenses. Brinson Partners has agreed to waive that portion of its advisory fee equal to the total expenses of the Series for any fiscal year which exceeds the permissible limits applicable to the Series in any state in which its shares are then qualified for sale. Pursuant to its advi-sory agreements, Brinson Partners is authorized, at its own expense, to obtain statistical and other factual information and advice regarding economic fac-tors and trends from its foreign subsidiaries, but it does not generally re-ceive advice or recommendations regarding the purchase or sale of securities from such subsidiaries.

  For providing investment advisory services, the following Series pay Brinson Partners a monthly fee at the following annual rates based on their respective average daily net assets. Global Fund, Global Equity Fund and Non-U.S. Equity Fund pay 0.80%, which is higher than the advisory fees paid by most other mu-tual funds; however, this fee is comparable with those of other mutual funds with similar investment objectives. Global Bond Fund and Non-U.S. Bond Fund pay 0.75%. U.S. Balanced Fund and U.S. Equity Fund pay 0.70%; U.S. Bond Fund pays 0.50%; Short-Term Global Income Fund pays 0.60%; and U.S. Cash Management Fund pays 0.30%.

PORTFOLIO MANAGEMENT

  Investment decisions for the Series are made by an investment management team at Brinson Partners. No member of the investment management team is pri-marily responsible for making recommendations for portfolio purchases.

ADMINISTRATION OF THE TRUST

THE UNDERWRITER

  Fund/Plan Broker Services, Inc. ("FPBS"), 2 W. Elm Street, Conshohocken, PA 19428-0874, was engaged pursuant to an agreement dated April 25, 1995, for the limited purpose of acting as un-derwriter to facilitate the registration of the SwissKey Fund class shares of the Trust under state securities laws and to assist in the sale of shares. The fee for such service is borne by the Advisor.

  FPBS may pay expenses, including trail commissions and account servicing fees, to brokers who have selling agreements pursuant to Rule 12b-1 Distribu-tion Plans adopted by the Trust on behalf of each Series. These commissions and servicing fees will not exceed 0.90% of the average net assets of a Se-ries' shares.

THE ADMINISTRATOR

  The Trust, on behalf of each Series, has entered into an administrative services agreement with Fund/Plan Services, Inc. ("Fund/Plan"), 2 W. Elm Street, Conshohocken, PA 19428-0874, pursuant to which the administrator re-ceives a fee at the annual rate of 0.15% of the average daily net assets of the Trust on the first $75 million; 0.10% on the next $75 million; 0.075% on the next $350 million; and 0.05% of its average daily net assets in excess of $500 million. Each Series pays its pro rata portion based upon its average daily net assets, but in no event shall a Series pay less than $10,000 per year for each multiple class portfolio. Pursuant to the agreement with Fund/Plan, maximum administration fees are $400,000 for the initial multiple class portfolio and $60,000 per year for each subsequent multiple class port-folio.

  The services Fund/Plan provides to the Series include: coordinating and mon-itoring of any third parties furnishing services to the Series; providing the necessary office space, equipment and personnel to perform administrative and clerical functions for the Series; preparing, filing and distributing proxy materials, periodic reports to shareholders, registration statements and other documents; and responding to shareholder inquiries.

THE CUSTODIAN, TRANSFER AGENT AND ACCOUNTING/PRICING AGENT

  Bankers Trust Company, c/o BTNY Services, Inc., 34 Exchange Place, Jersey City, NJ 07302-1107 is custodian for the securities and cash of each Series.

  Fund/Plan serves as each Series' transfer agent. As transfer agent, it main-tains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Funds' shares, acts as dividend and distribution disbursing agent and performs other share-holder service functions. Shareholder inquiries should be addressed to the transfer agent at 1-800-SWISSKEY.

  Fund/Plan also performs certain accounting and pricing services for the Trust, including the daily calculation of the Funds' respective net asset val-ues.

EXPENSES

  Each class of shares of a Series' will bear, pro rata, all of the common ex-penses of that Series. Such expenses may include, but are not limited to, man-agement fees, legal expenses, audit fees, printing costs (e.g., cost of printing annual reports, semi-annual reports and prospectuses which are dis-tributed to existing shareholders), brokerage commissions, the expenses of registering and qualifying the Series shares for sale with the Securities and Exchange Commission and with various state securities commissions, fees and expenses of the Series custodian, administrator and transfer agent, the ex-penses of obtaining quotations of portfolio securities and of pricing the Se-ries' shares. General expenses which are not associated directly with any particular Series within the Trust (e.g., insurance premiums, trustees' fees, expenses of maintaining the Trust's legal existence and of shareholders' meet-ings, and fees and expenses of industry organizations) are allocated between the various Series and classes based upon an equitable basis. All expenses in-curred by a Series, will be borne on a pro rata basis by each outstanding share of a class, based on each class' percentage in the Series represented by the value of shares of such classes, except that the Brinson Fund classes will not incur any of the expenses under the SwissKey Fund classes' 12b-1 Plan. Due to the specific distribution expenses and other costs that will be allocable to each class, the net asset value of and dividends paid to each class of a Series will vary.

  Brinson Partners has agreed irrevocably to waive its fees and reimburse ex-penses so that total operating expenses, with the exception of 12b-1 expenses, of the SwissKey Global Fund, SwissKey Global Equity Fund, SwissKey Global Bond Fund, SwissKey Short-Term Global Income Fund, SwissKey U.S. Balanced Fund, SwissKey U.S. Equity Fund, SwissKey U.S. Bond Fund, SwissKey U.S. Cash Manage-ment Fund, SwissKey Non-U.S. Equity Fund and SwissKey Non-U.S. Bond Fund, do not exceed 1.10%, 1.00%, 0.90%, 0.75%, 0.80%, 0.80%, 0.60%, 0.40%, 1.00% and
0.90%, respectively. Had the Advisor not agreed irrevocably to waive its fees and reimburse expenses, the Total Fund Expense ratio for the SwissKey Fund class shares of the Series that have commenced operations to date are esti-mated to be 1.74%--Global Fund, 2.82%--Global Equity Fund, 1.92%--Global Bond Fund, 1.56%--U.S. Balanced Fund, 2.22%--U.S. Equity Fund, 5.16%--U.S. Bond Fund, and 2.07%--Non-U.S. Equity Fund, respectively.

PURCHASE OF SHARES

  At the discretion of the Trust, investors may be permitted to purchase Fund shares by transferring securities to the Fund that meet the Series' investment objectives and policies. Securities transferred to the Fund will be valued in accordance with the same procedures used to determine the Funds' net asset value at the time of the next determination of net asset value determined as of the same time. All dividends, interest, subscription, or their rights per-taining to such securities shall become the property of the Series and must be delivered to the Series by the investor upon receipt from the issuer. Invest-ors who are permitted to transfer such securities will be required to recog-nize a gain or loss on such transfer and pay tax thereon, if applicable, measured by the difference between the fair market value of the securities and the investors' basis therein. Securities will not be accepted in exchange for shares of the Fund unless: (1) such securities are, at the time of the ex-change, eligible to be included in the Series' portfolio and current market quotations are readily available for such securities; (2) the investor repre-sents and warrants that all securities offered to be exchanged are not subject to any restrictions upon their sale by the Fund under the Securities Act of 1933 or under the laws of the country in which the principal market for such securities exists, or otherwise; and (3) the value of any such security (ex-cept U.S. government securities) being exchanged together with other securi-ties of the same issuer owned by the Series, will not exceed 5% of the Series' net assets immediately after the transaction.

  Purchase orders for shares of a Fund which are received by Fund/Plan in proper form, including money order, check or bank draft, by 4:00 p.m. Eastern Time on any day that the New York Stock Exchange ("NYSE") is open for trading will be purchased at such Fund's net asset value determined that day, except that orders and payment for the SwissKey U.S. Cash Management Fund must be re-ceived by 12:00 p.m. Eastern Time. For the U.S. Cash Management Fund, pur-chases will be processed at the net asset value calculated after your investment has been converted to federal funds, e.g., monies credited to the Series' custodian bank by a Federal Reserve Bank. Upon conversion to federal funds, your purchase will be deemed effective and be entitled to dividends. If you wire money in the form of federal funds, your money will be invested at the share price next determined after receipt of the wire. For the U.S. Cash Management Fund, if you invest by check or non-federal funds wire, allow one business day after receipt for conversion into federal funds. Except for the U.S. Cash Management Fund, purchase orders for shares received in proper form after 4:00 p.m. Eastern time will be priced at the net asset value determined on the next day that the NYSE is open for trading.

  The Trust may accept telephone orders for Fund shares from broker-dealers or service organizations which have been previously approved by the Trust. It is the responsibility of such broker-dealers or service organi-zations to promptly forward purchase orders and payments for same to the Trust. Shares of a Fund may be purchased through broker-dealers, banks, and bank trust departments which may charge the investor a transaction fee or other fee for their services at the time of purchase. Such fees would not oth-erwise be charged if the shares were purchased directly from the Trust.

THE SWISSKEY FUND CLASS SHARES

  The SwissKey Funds will be marketed directly through the offices of the Swiss Bank Corporation. Swiss Bank Corporation has been providing investment advisory services since its formation in 1872. Through its branches and sub-sidiaries, Swiss Bank Corporation conducts securities research, provides in-vestment advisory services and manages mutual funds in major cities throughout the world including Amsterdam, Basel, Geneva, Frankfurt, Hong Kong, London, Luxembourg, Monte Carlo, New York, Paris, Singapore, Sydney, Tokyo, Toronto and Zurich.

  The SwissKey Funds may be purchased, through broker-dealers having sales agreements with FPBS, or through financial institutions having agency agree-ments with FPBS. There is no sales load or charge in connection with the pur-chase of shares. The SwissKey Fund class shares, however are subject to annual 12b-1 Plan expenses of up to a maximum of 0.90% (0.25% of which are service fees to be paid by the Fund to FPBS, dealers or others for providing personal service and/or maintaining shareholder accounts) of the Funds' average daily net assets of such shares.

  The Trust reserves the right to reject any purchase order and to suspend the offering of shares of any Fund. The minimum initial investment is $1,000. Sub-sequent investments will be accepted in minimum amounts of $50. The minimum initial investment for IRAs is $1,000 and subsequent investments will be ac-cepted in minimum amounts of $50 for each Fund. The Trust reserves the right to vary the initial and additional investment minimums for each Fund.

BRINSON FUND CLASS SHARES

  In addition to offering the SwissKey Fund class shares of each Series, the Trust offers the Brinson Fund class shares of each Series, which are described in separate prospectuses relating to those classes of shares. As described in the prospectuses relating to the Brinson Fund class shares, Brinson Fund class shares generally are distributed directly by FPBS and do not have a sales load or a 12b-1 fee. Both classes of a Series have a proportionate interest in the underlying portfolio of securities of that Series. To obtain a prospectus which describes the Brinson Fund class shares of a particular Series, contact FPBS at (800) 448-2430.

  Purchases may be made in one of the following ways:

INITIAL PURCHASES BY MAIL

  Shares of each Fund may be purchased initially by completing the application or having your broker-dealer or financial institution complete the application accompanying this Prospectus together with a check payable to "SwissKey (Name of Series)" and mailing it to "The SwissKey Funds," c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Conshohocken, PA 19428-0874.

INITIAL PURCHASES BY WIRE

  An investor desiring to purchase shares of any Fund by wire should call Fund/Plan or have their broker-dealer or financial institution call Fund/Plan first at 1-800-SWISSKEY and request an account number and furnish the Fund with your tax identification number. Following such notification to Fund/Plan, federal funds and registration instructions should be wired through the Fed-eral Reserve System to:

                          UNITED MISSOURI BANK KC NA
                               ABA # 10-10-00695
                         FOR: FUND/PLAN SERVICES, INC.
                               A/C 98-7037-071-9
                        FBO "SWISSKEY (Name of Series)"
                     "SHAREHOLDER NAME AND ACCOUNT NUMBER"

  A completed application with signature(s) of registrant(s) must be filed with the transfer agent immediately subsequent to the initial wire. Investors should be aware that some banks may impose a wire service fee.

SUBSEQUENT INVESTMENTS

  Once an account has been opened, subsequent purchases in the minimum amounts specified above may be made by mail, bank wire or exchange. When making addi-tional investments by mail, simply return the remittance portion of a previous confirmation with your investment in the envelope provided. Your check should be made payable to "SwissKey (Name of Series)" and mailed to The SwissKey Funds c/o Fund/Plan Services, Inc., P.O. Box 412797, Kansas City, MO 64141-2797.

  All investments must be made in U.S. dollars, and, to avoid fees and delays, checks must be drawn only on banks located in the United States. A charge ($20 minimum) will be imposed if any check used for the purchase of shares is re-turned. The Trust and Fund/Plan each reserve the right to reject any purchase order in whole or in part.

EXCHANGE OF SHARES

  Shares of any of the SwissKey Funds within the Trust may be exchanged for shares of any of the other SwissKey Funds within the Trust. Exchanges will not be permitted between Brinson Fund class shares and SwissKey Fund class shares of a Series. Additional information about this exchange privilege may be ob-tained by calling 1-800-SWISSKEY.

  The exchange privilege is a convenient way to respond to changes in your in-vestment goals or in market conditions. This privilege is not designed for frequent trading in response to short-term market fluctuations. You may make exchanges by mail or by telephone if you have previously elected the telephone authorization privilege on the Account Application. The telephone exchange privilege may be difficult to implement during times of drastic economic or market changes. The purchase of shares for any Fund through an exchange trans-action is accepted immediately. You should keep in mind that for tax purposes an exchange is treated as a redemption and a new purchase, each at the appro-priate Fund's net asset value. The Trust and Fund/Plan reserve the right to limit, amend, impose charges upon, terminate or otherwise modify the exchange privilege on 60 days' prior written notice to shareholders.

  Exchanges will be made on the basis of both Funds' relative net asset values per share. Exchanges may be made only for shares of a Fund then offering its shares for sale in your state of residence and are subject to the minimum ini-tial investment requirement. Requests for telephone exchanges must be received by Fund/Plan by the close of regular trading on the NYSE (currently 4:00 p.m. Eastern Time) on any day that the NYSE is open for regular trading, except that requests for exchanges into the U.S. Cash Management Fund must be re-ceived by 12:00 p.m. Eastern Time, for the exchange to occur that day.

REDEMPTION OF SHARES

  Shares of each Fund may be redeemed without charge on any business day that the NYSE is open for business. Redemptions will be effective at the net asset value per share next determined after the receipt by the transfer agent of a redemption request meeting the requirements described below. The Trust nor-mally sends redemption proceeds on the next business day, but in any event, redemption proceeds are sent within five business days of receipt of a redemp-tion request in proper form. Payment may also be made by wire directly to any bank previously designated by the shareholder in a shareholder account appli-cation. There is a $9 charge for redemptions by wire. Also, please note that the shareholder's bank may impose a fee for this wire service. The Trust will honor redemption requests of shareholders who recently purchased shares by check, but will not mail the proceeds until it is reasonably satisfied that the purchase check has cleared, which may take up to fifteen days from the purchase date.

  Except as noted below, redemption requests received in proper form by the transfer agent prior to the close of regular trading hours on the NYSE on any business day that the Fund's net asset value per share is calculated are ef-fective that day.

  Redemption requests received after the close of the NYSE are effective as of the time the Fund's net asset value per share is next determined. No redemp-tion will be processed until the transfer agent has received a completed ap-plication with respect to the account.

  The Trust will satisfy redemption requests in cash to the fullest extent feasible, so long as such payments would not, in the opinion of Brinson Part-ners or the Board of Trustees, result in the necessity of a Series to sell as-sets under disadvantageous conditions or to the detriment of the remaining shareholders of the Series. Pursuant to the Trust's Agreement and Declaration of Trust, payment for shares redeemed may be made either in cash or in kind, or partly in cash and partly in kind. However, the Trust has elected pursuant to Rule 18f-1 under the Act to redeem its shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Series, during any 90 day period for any one shareholder. Payments in excess of this limit by any of the Fund will also be made wholly in cash unless the Board of Trustees be-lieves that economic conditions exist which would make such a practice detri-mental to the best interests of the Series. Any portfolio securities paid or distributed in-kind would be valued as described under "Net Asset Value." In the event that an in-kind distribution is made, a shareholder may incur addi-tional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Series. In-kind payments need not constitute a cross-section of the Series' portfolio.

MINIMUM BALANCES

  Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to involuntarily redeem shares in any Fund account for their then current net asset value (which will be promptly paid to the share-holder) if at any time the total investment does not have a value of at least $1,000 as a result of redemptions and not due to changes in the asset value of the Series. The shareholder will be notified that the value of his Fund ac-count is less than the required minimum and will be allowed at least 60 days to bring the value of the account up to the minimum before the redemption is processed.

  Shares may be redeemed in one of the following ways:

REDEMPTION BY MAIL

  Shareholders may submit a written request for redemption to: The SwissKey Funds, c/o Fund/Plan Services, Inc., 2 W. Elm Street, P.O. Box 874, Consho-hocken, PA 19428-0874. The request must be in good order which means that it must (i) identify the shareholder's account name and account number, (ii) state the Fund name, (iii) state the number of shares to be redeemed, and (iv) be signed by each registered owner exactly as the shares are registered. To prevent fraudulent redemptions, a signature guarantee for the signature of each person in whose name the account is registered is required on all written redemption requests over $5,000. A guarantee may be obtained from any commer-cial bank, trust company, savings and loan association, federal savings bank, a member firm of a national securities exchange or other eligible financial institution. Credit unions must be authorized to issue signature guarantees; notary public endorsements will not be accepted. The transfer agent may re-quire additional supporting documents for redemptions made by corporations, executors, administrators, trustees, guardians and retirement plans.

  A redemption request will not be deemed to be properly received until the transfer agent receives all required documents in proper form.

Questions with respect to the proper form for redemption requests should be directed to the transfer agent at 1-800-SWISSKEY.

REDEMPTION BY TELEPHONE

  Shareholders who have so indicated on the application, or have subsequently arranged in writing to do so, may redeem shares by instructing the transfer agent by telephone at 1-800-SWISSKEY.

  In order to arrange for redemption by wire or telephone after an account has been opened, or to change the bank or account designated to receive redemption proceeds, a written request must be sent to the transfer agent at the address listed under "Redemption by Mail," above. Such requests must be signed by the shareholder, with signatures guaranteed (see "Redemption by Mail" for details regarding signature guarantees). Further documentation may be requested from corporations, executors, administrators, trustees or guardians.

  The Trust reserves the right to refuse a wire or telephone redemption if it is believed advisable to do so. Procedures for redeeming Fund shares by wire or telephone may be modified or terminated at any time by the Trust. Neither the Trust nor any of its service contractors will be liable for any loss or expense in acting upon telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use such procedures as are considered reasonable, including re-questing a shareholder to correctly state his or her Fund account number, the name in which his or her account is registered, his or her social security number, banking institution, bank account number and the name in which his or her bank account is registered. To the extent that the Trust fails to use rea-sonable procedures to verify the genuineness of telephone instructions, they and/or their service contractors may be liable for any such instructions that prove to be fraudulent or unauthorized.

  Shares of the Funds may be redeemed through certain broker-dealers, banks and bank trust departments who may charge the investor a transaction fee or other fee for their services at the time of redemption. Such fees would not otherwise be charged if the shares were redeemed from the Trust.

REDEMPTION BY CHECK (SWISSKEY U.S. CASH MANAGEMENT FUND ONLY)

  If you are a shareholder of the SwissKey U.S. Cash Management Fund and have elected the free checkwriting option on the account application form, you will receive checks that you may use to make payments to any person or business. There is no limit on the number of checks you may write, but each check must be for at least $500 and not more than $100,000. You will continue to earn dividends on shares redeemed until the checks are presented to Fund/Plan for payment. An account cannot be closed using the checkwriting privilege. There is currently no charge to shareholders for checkwriting, but the Trust re-serves the right to impose a charge in the future. There is a $15 charge for checks written when insufficient funds are available. Checkwriting may be sus-pended or terminated at any time upon notice to investors.

REPURCHASES

  If a shareholder desires to sell his shares at net asset value through a broker-dealer or financial institution (a repurchase), the shareholder can place a repurchase order with the broker-dealer or financial institution, which may charge the shareholder a fee. The shareholder will receive the net asset value calculated on the day he places the order and submits Federal funds if such broker-dealer or financial institution receives the sharehold-er's order prior to the close of the NYSE (or 12:00 p.m. Eastern Time for the SwissKey U.S. Cash Management Fund) and fulfills its responsibility to commu-nicate it with Fund/Plan on the same day.

ACCOUNT OPTIONS

IN GENERAL

  The following account options are available to shareholders. There are no charges for the programs noted below and an investor may change or terminate these plans at any time by written notice to the Trust. For information about participating in these account options, call Fund/Plan Services, Inc. at 1-800-SWISSKEY.

AUTOMATIC INVESTMENT PLAN

  Shares of any of the SwissKey Funds may be purchased through an Automatic Investment Plan. The Automatic Investment Plan provides a convenient method by which investors may have monies deducted directly from their checking, savings or bank money market accounts for investment in the Funds each month or quar-ter. The minimum investment pursuant to the Automatic Investment Plan is $50. The initial account must be opened first with the $1,000 minimum prior to par-ticipation in the plan. If you desire to take advantage of this plan, simply complete the Automatic Investment Plan section on the Account Application, which is available from the transfer agent. The account designated will be debited in the specified amount, on the date indicated, and Fund shares will be purchased. The Trust may alter or terminate the Automatic Investment Plan at any time.

SYSTEMATIC WITHDRAWAL PLAN

  A shareholder with a minimum account balance of $10,000 may direct the transfer agent to send to him (or anyone he designates) regular monthly, quar-terly or semi-annual payments. Each payment under a Systematic Withdrawal Plan ("SWP") must be at least $100. Such payments are drawn from share redemptions. If redemptions continue, the shareholder's account may eventually be exhaust-ed. Shareholders participating in the SWP must elect to have their dividends and distributions automatically reinvested in additional Fund shares and must hold their shares in uncertificated form. The Trust may terminate any SWP for an account if the value of the account falls below $5,000 as a result of share redemptions or an exchange of shares of the Fund for shares of another Fund in the Trust.

INDIVIDUAL RETIREMENT ACCOUNTS

  An IRA is a tax-deferred retirement savings account that may be used by an individual under age 70 1/2 who has compensation or self-employment income and his or her unemployed spouse, or an individual who has received a qualified distribution from his or her employer's retirement plan. The minimum purchase requirement for IRAs is $1,000 for each Fund.

DISTRIBUTION PLAN

  The Board of Trustees of the Trust has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Act for the SwissKey Fund class shares. The Plan permits each Series to reimburse FPBS, Brinson Partners and others from the assets of the SwissKey Fund class shares a quarterly fee for services and expenses incurred in distributing and promoting sales of the SwissKey Fund class shares. These expenses include, but are not limited to, preparing and distributing advertisements and sales literature, printing pro-spectuses and reports used for sales purposes, and paying distribution and maintenance fees to brokers, dealers and others in accordance with a selling agreement with the Trust on behalf of the SwissKey Fund class shares or FPBS. In addition, each Series may make payments directly to FPBS for payment to dealers or others, or directly to others, such as banks, who assist in the distribution of the SwissKey Funds or provide services with respect to the SwissKey Funds.

  The aggregate distribution fees paid by the Series from the assets of the respective SwissKey Fund class shares to FPBS and others under the Plan may not exceed 0.90% of a Fund's average daily net assets in any year (0.25% of which are service fees to be paid by the Series to FPBS, dealers and others, for providing personal service and/or maintaining shareholder accounts) of a Fund's average daily net assets. The Plan provides, however, that the aggregate distribution fees for each re-spective Fund shall not exceed the following maximum amounts for the 1996 fis-cal year : SwissKey Global Fund--0.65%, SwissKey Global Equity Fund--0.76%, SwissKey Global Bond Fund--0.49%, SwissKey Short-Term Global Income Fund-- 0.52%, SwissKey U.S. Balanced Fund--0.50%, SwissKey U.S. Equity Fund--0.52%, SwissKey U.S. Bond Fund--0.47%, SwissKey U.S. Cash Management Fund--0.47%, SwissKey Non-U.S. Equity Fund--0.84% and SwissKey Non-U.S. Bond Fund--0.52%.

  The Plan does not apply to the Brinson Fund class shares of each Series. Those shares are not included in calculating the Plan's fees and the Plan is not used to assist in the distribution and marketing of each Series' Brinson Fund class shares.

  The quarterly fees paid to FPBS under the Plan are subject to the review and approval by the Trust's unaffiliated Trustees who may reduce the fees or ter-minate the Plan at any time.

  All such payments made by a Series pursuant to the Plan shall be made for the purpose of selling shares issued by the Series. Distribution expenses which are attributable to a particular Fund will be charged against that Fund's assets. Distribution expenses which are attributable to more than one Series will be allocated among the Series, and, consequently, the Funds, in proportion to their relative net assets.

NET ASSET VALUE

  The net asset value per share of each Fund is computed as of the close of regular trading on the NYSE. The NYSE is closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The net asset values of all outstanding shares of each class of shares of a Series will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Series represented by the value of shares of that class.

  The net asset value per share is computed by adding the value of all securi-ties and other assets in the portfolio, deducting any liabilities (expenses and fees are accrued daily) and dividing by the number of shares outstanding. The portfolio securities of each Series listed or traded on a stock exchange are valued at the latest sale price. If no sale price is reported, the mean of the latest bid and asked prices is used. Securities traded over-the-counter are priced at the mean of the latest bid and asked prices. When market quota-tions are not readily available, securities and other assets are valued at fair value as determined in good faith by the Board of Trustees.

  Bonds are valued through valuations obtained from a commercial pricing serv-ice or at the most recent mean of the bid and asked prices provided by invest-ment dealers in accordance with procedures established by the Board of Trustees. Options, futures and options on futures are valued at the settlement price as determined by the appropriate clearing corporation.

  The securities held in the portfolio of the U.S. Cash Management Fund, and the debt securities with maturities of 60 days or less held by other Series, are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

  From time to time, portfolio securities of a Series may be listed primarily on foreign exchanges which trade on days when the NYSE is closed (such as Sat-urday). As a result, the net asset value of the Funds may be significantly af-fected by such trading on days when shareholders have no access to the Funds.

  The different expenses borne by each class of shares will result in differ-ent net asset values and dividends. The per share net asset value of the SwissKey Fund class shares will generally be lower than that of the Brinson Fund class shares of a Series because of the higher expenses borne by the SwissKey Fund class shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the pay-ment of dividends, which will differ by approximately the amount of the serv-ice and distribution expense differential between the classes.

DIVIDENDS AND TAXES

DIVIDENDS

  The Short-Term Global Income Fund's and the U.S. Cash Management Fund's net investment income is declared daily and paid monthly as a dividend to share-holders of record at the close of business on the day of declaration. In order to receive the dividend for that day, the shareholder's purchase of shares must be effective as of 4:00 p.m. Eastern Time, except that purchases of shares for the U.S. Cash Management Fund must be effective as of 12:00 p.m. Eastern Time. Income dividends, when available, are declared and paid semi-an-nually in June and December for the Global Fund, Global Equity Fund, Global Bond Fund, U.S. Balanced Fund, U.S. Equity Fund, U.S. Bond Fund, Non-U.S. Eq-uity Fund and Non-U.S. Bond Fund. Any aggregate net profits realized from the sale of portfolio securities are distributed at least once each year unless they are used to offset losses carried forward from prior years, in which case no such gain will be distributed.

  Dividends paid by a Series with respect to its SwissKey Fund class and Brinson Fund class shares are calculated in the same manner and at the same time. The per share dividends on SwissKey Fund class shares will be lower than the per share dividends on the Brinson Fund class shares of each Series as a result of the distribution and service fees applicable with respect to the SwissKey Fund class shares. Both the SwissKey Fund class and Brinson Fund class shares of a Series will share proportionately in the investment income and expenses of that Series, except that the per share dividends on the SwissKey Fund class shares will be lower that the per share dividends on the Brinson Fund class shares, which will not incur any expenses under a Rule 12b-1 Plan.

  Income dividends and capital gain distributions are reinvested automatically in additional shares at net asset value, unless you elect to receive them in cash. Distribution options may be changed at any time by requesting a change in writing. Any check in payment of dividends or other distributions which cannot be delivered by the Post Office or which remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then current net asset value and the dividend option may be changed from cash to reinvest. Dividends are reinvested on the ex dividend date (the "ex date") at the net asset value determined at the close of business on that date. Please note that shares purchased shortly before the record date for a divi-dend or distribution may have the effect of returning capital although such dividends and distributions are subject to taxes.

TAXES

  Each Series intends to qualify as a "regulated investment company" under the Internal Revenue Code ("the Code"). Such qualification relieves a Series of liability for Federal income taxes to the extent the Series' earnings are dis-tributed in accordance with the Code. Each Series is treated as a separate corporate entity for Federal tax purposes. Distributions of any net investment income and of any net realized short-term capital gains are taxable to share-holders as ordinary income. All distributions may be subject to state and lo-cal taxes. Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are taxable to shareholders as long-term capital gain regardless of how long a shareholder may have held shares of a Series. The tax treatment of distributions of ordinary income or capital gains will be the same whether the shareholder reinvests the distributions or elects to receive them in cash. A distribution will be treated as paid on December 31 of the current calendar year if it is declared in October, November or December with a record date in such a month and paid during January of the following calendar year. Such dis-tributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distri-butions are received.

  Shareholders will be advised annually of the source and tax status of all distributions for Federal income tax purposes. Further information regarding the tax consequences of investing in the Series is included in the Statement of Additional Information. The above discussion is intended for general infor-mation only. Investors should consult their own tax advisors for more specific information on the tax consequences of particular types of distributions.

  Redemptions of Series shares, and the exchange of shares between two Series of the Trust, are taxable events and, accordingly, shareholders may realize capital gains or losses on these transactions.

  Shareholders may be subject to back-up withholding on reportable dividend and redemption payments ("back-up withholding") if a certified taxpayer iden-tification number is not on file with the Series, if, to the Series' knowl-edge, an incorrect number has been furnished, or if, the Series has been notified by the IRS that an account is subject to back-up withholding. An in-dividual's taxpayer identification number is his/her social security number.

  If more than 50% of the Series total assets at the close of its taxable year consists of stock or securities in foreign corporations, the Series may elect to "pass-through" to shareholders for foreign tax credit purposes the amount of foreign income taxes paid by the Series with respect to its direct holdings of securities in foreign corporations. The Series will make such an election only if it deems such election to be in the best interests of its sharehold-ers. If this election is made, shareholders of the Series will be required to include in their gross incomes their pro rata shares of foreign taxes paid by the Series. However, shareholders will be able to treat their prorata shares of foreign taxes as either a deduction (itemized deduction in the case of in-dividuals) or a foreign tax credit (but not both) against U.S. income taxes on their tax return.

PERFORMANCE INFORMATION

  From time to time, performance information, such as "yield," "effective yield," "total return" or "average annual total return" may be quoted in ad-vertisements or in communications to present or prospective shareholders. The figures are based on historical performance and should not be considered rep-resentative of future results. The value of an investment in a Fund will fluc-tuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Performance information for a Fund may be compared to various unmanaged indices and averages, and to the performance of other mutual funds tracked by mutual fund rating services. Any fees charged by banks or their institutional investors directly to their customer accounts in connec-tion with investments in the SwissKey Fund class shares of the Series will not be included in the Funds' calculations of yield or total return.

  The current yield will be calculated by dividing the net asset income earned per share by the Fund during the period stated in the advertisement (based on the average daily number of shares entitled to receive dividends outstanding during the period) by the maximum net asset value per share on the last day of the period and annualizing the result on a semi-annual compounded basis. The Fund's total return may be calculated on an annualized and aggregate basis for various periods

(which periods will be stated in the advertisement). Average annual return re-flects the average percentage change per year in value of an investment in the Fund. Aggregate total return reflects the total percentage change over the stated period.

  To help investors better evaluate how an investment in a Fund might satisfy their investment objective, advertisements regarding the Funds may discuss yield or total return as reported by various financial publications. Adver-tisements may also compare yield or total return to other investments, indices and averages. The following publications, benchmarks, indices and averages may be used: Lipper Mutual Fund Performance Analysis; Lipper Fixed Income Analy-sis; Lipper Mutual Fund Indices; Morgan Stanley Indices; Shearson Lehman Hut-ton Treasury Index; Salomon Brothers Indices; Dow Jones Composite Average or its component indices; Standard & Poor's 500 Stock Index or its component in-dices; Wilshire Indices; The New York Stock Exchange composite or component indices; CDA Mutual Fund Report; Weisenberger -- Mutual Funds Panorama and In-vestment Companies; Mutual Fund Values and Mutual Fund Service Book, published by Morningstar, Inc.; comparable global portfolios managed by the Advisor; and financial publications such as Business Week, Kiplinger's Personal Finance, Financial World, Forbes, Fortune, Money Magazine, The Wall Street Journal, Barron's, et al., which rate fund performance over various time periods.

  The performance of the SwissKey U.S. Cash Management Fund may be compared to other comparable money market funds as reported by IBC/Donoghue's Money Fund Report or Money Fund Insight, reporting services on money market funds. In-vestors may want to compare the Fund's performance to that of various bank products as reported by BANK RATE MONITOR, a financial reporting service that weekly publishes average rates of bank and thrift institution money market de-posit accounts and interest bearing checking accounts or various certificate of deposit indices. The performance of the Fund also may be compared to that of U.S. Treasury bills and notes. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. In addition, investors may want to compare the Fund's performance in the Consumer Price Index either directly or by calculating its "real rate of return," which is adjusted for the effects of inflation.

  Further information about the performance of the Funds is included in the Statement of Additional Information, which may be obtained without charge by contacting the Trust at 1-800-SWISSKEY.

TOTAL RETURN

  Total Return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvest-ed. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total re-turn is determined by computing the annual compound return over a stated pe-riod of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout. Aggregate total return reflects the total percentage change over the stated period.

YIELD

  Yield refers to net income generated by an investment over a particular pe-riod of time, which is annualized (assumed to have been generated for one year) and expressed as an annual percentage rate. Effective yield is yield as-suming that all distributions are reinvested. Effective yield will be slightly higher than the yield because of the compounding effect of the assumed invest-ment. Yield for the U.S. Cash Management Fund over a seven-day period is called current yield.

GENERAL INFORMATION

ORGANIZATION

  The Brinson Funds is a Delaware business trust organized pursuant to an Agreement and Declaration of Trust, dated December 1, 1993. The Trust was originally organized as a Maryland Corporation on April 14, 1992. On December 1, 1993, the Trust reorganized as a Delaware business trust through a merger of the Maryland corporation into the Trust. The Trust is registered under the Act as an open-end management investment company, commonly known as a mutual fund and consists of ten different Series. The Trustees of the Trust may es-tablish additional series or classes of shares without the approval of share-holders. All of the Series, except the Global Bond Fund, Short-Term Global Income Fund and Non-U.S. Bond Fund, are diversified portfolios. The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

DESCRIPTION OF SHARES

  Each Series is authorized to issue an unlimited number of shares of benefi-cial interest with a $0.001 par value per share. The Board of Trustees has the power to designate one or more series or sub-series/classes of shares of bene-ficial interest and to classify or reclassify only unissued shares with re-spect to such Series. Shares of each Series represent equal proportionate interests in the assets of that Series only and have identical voting, divi-dend, redemption, liquidation, and other rights, except that only shares of each Series' SwissKey Fund class shall have voting rights with respect to the Rule 12b-1 Plan relating to that class as described below. All shares issued are fully paid and non-assessable, and shareholders have no preemptive or other right to subscribe to any additional shares and no conversion rights. Currently, the Trust offers ten Series--Global Fund, Global Equity Fund, Global Bond Fund, Short-Term Global Income Fund, U.S. Balanced Fund, U.S. Eq-uity Fund, U.S. Bond Fund, U.S. Cash Management Fund, Non-U.S. Equity Fund and Non-U.S. Bond Fund. Two classes of shares are currently issued by the Trust for each Series, the SwissKey Fund class and the Brinson Fund class.

VOTING RIGHTS

  Each issued and outstanding full and fractional share of a Series is enti-tled to one full and fractional vote in the Series and all shares of each Se-ries participate equally in regard to dividends, distributions, and liquidations with respect to that Series. Shareholders do not have cumulative voting rights. On any matter submitted to a vote of shareholders, shares of each Series will vote separately except when a vote of shareholders in the ag-gregate is required by law, or when the Trustees have determined that the mat-ter affects the interests of more than one Series, in which case the shareholders of all such Series shall be entitled to vote thereon. Only the SwissKey Fund class shareholders may vote on matters related to the Rule 12b-1 Plan associated with that class.

  As of January 17, 1996, Swiss Bank Corporation of New York, New York was a control person of the SwissKey Fund class of each Series of the Trust by na-ture of its shareholdings of such classes. Under the Investment Company Act, a control person possesses the ability to control the outcome of matters submit-ted for shareholder vote.

SHAREHOLDER MEETINGS

  The Trustees of the Trust do not intend to hold annual meetings of share-holders of the Series. The Securities and Exchange Commission, however, re-quires the Trustees to promptly call a meeting for the purpose of voting upon the question of removal of any Trustee when requested to do so by not less than 10% of the outstanding shareholders of the respective Series. In addi-tion, subject to certain conditions, shareholders of each Series may apply to the Series to communicate with other shareholders to request a shareholders' meeting to vote upon the removal of a Trustee or Trustees.

PORTFOLIO TURNOVER (GLOBAL FUND, GLOBAL BOND FUND AND SHORT-TERM GLOBAL INCOME
FUND)

  As a result of a Series' investment policies, its portfolio turnover rate may exceed 100%. High portfolio turnover (over 100%) may involve correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Series and ultimately by the Series' shareholders. In addition, high portfolio turnover may result in increased short-term capital gains, which, when distributed to shareholders, are treated as ordinary income.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

  The Trust will attempt to obtain the best overall price and most favorable execution of transactions in portfolio securities. However, subject to policies established by the Board of Trustees of the Trust, a Series may pay a broker-dealer a commission for effecting a portfolio transaction for a Series in ex-cess of the amount of commission another broker-dealer would have charged if Brinson Partners determines in good faith that the commission paid was reason-able in relation to the brokerage or research services provided by such broker-dealer, viewed in terms of that particular transaction or such firm's overall responsibilities with respect to the clients, including the Series, as to which it exercises investment discretion. In selecting and monitoring broker-dealers and negotiating commissions, consideration will be given to a broker-dealer's reliability, the quality of its execution services on a continuing basis and its financial condition.

SHAREHOLDER REPORTS AND INQUIRIES

  Shareholders will receive semi-annual reports showing portfolio investments and other information as of December 31 and annual reports audited by indepen-dent auditors as of June 30. Shareholders with inquiries should call the Funds at 1-800-SWISSKEY or write to The SwissKey Funds, P.O. Box 874, Conshohocken, PA 19428-0874.

                            [LOGO -- SWISS KEY FUNDS]


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

SHAREHOLDER APPLICATION                              MAIL TO: SWISSKEY FUNDS
                                                              c/o Transfer
                                                              Agent
                                                              P.O. Box 874
                                                              2 W. Elm Street
                                                              Conshohocken, PA
                                                              19428-0874
                                                              1-800-SWISSKEY
[SWISSKEY FUNDS LOGO APPEARS HERE]

 1. ACCOUNT REGISTRATION

If you have another SwissKey Funds account with the same registration and tax
ID as this Account and would like to keep the same account number, please provide the existing Account Number _________ Name of Fund ___________________ .

[_] INDIVIDUAL ACCOUNT

================================================================================
                    Name                             Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_] JOINT ACCOUNT

================================================================================
                    Name                             Social Security Number
--------------------------------------------------------------------------------

================================================================================
                    Name                             Social Security Number
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  (Joint Account will be Joint Account with rights of survivorship unless otherwise specified).

[_] CUSTODIAL ACCOUNT/GIFT TO MINOR

================================================================================
                Minor's Name                            Custodian's Name
--------------------------------------------------------------------------------

================================================================================
         Minor's Social Security Number             Minor's State of Residence
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[_] TRUST, CORPORATION, PARTNERSHIP OR OTHER ENTITY
    (Please include a copy of the corporate resolution form)

================================================================================
             Name of Legal Entity                       Taxpayer I.D. Number
--------------------------------------------------------------------------------

================================================================================
     Name of Fiduciary (if to be included in
                 registration)                          Date of Trust Document
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 2. MAILING ADDRESS

================================================================================
                                Street Address
--------------------------------------------------------------------------------

================================================================================
              City, State, Zip Code                           Daytime Phone
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 3. FUND INVESTMENT

Please make check payable to the appropriate Fund(s).
($1,000 minimum initial investment)

================================================================================
       FUND NAME                AMOUNT            FUND NAME             AMOUNT
--------------------------------------------------------------------------------
  SwissKey Global Fund        $          SwissKey U.S. Balanced Fund   $
--------------------------------------------------------------------------------
  SwissKey Global Equity Fund            SwissKey U.S. Equity Fund
--------------------------------------------------------------------------------
  SwissKey Global Bond Fund              SwissKey U.S. Bond Fund
--------------------------------------------------------------------------------
  SwissKey Non-U.S. Equity Fund
--------------------------------------------------------------------------------

 4. DISTRIBUTION OPTIONS

Check one--if no box is checked, all dividends and capital gains will be reinvested in additional shares of the Fund.

[_] Reinvest all dividends and capital gains
[_] Pay all dividends in cash and reinvest capital gains
[_] Pay all capital gains in cash and reinvest dividends
[_] Pay all dividends and capital gains in cash

 5. FUND INVESTMENT OPTIONS

This application confirms prior purchase made by [_] telephone or [_] wire. The following account number was assigned ________________________________ (See accompanying prospectus for telephone or wire instructions.)

Do you wish to be able to redeem shares by telephone?           [_] Yes  [_] No

Do you wish to be able to exchange shares between Funds by telephone?
                                                                [_] Yes  [_] No

Do you wish to be able to wire redemption proceeds to your bank account
designated?                                                     [_] Yes  [_] No

If no boxes are marked, you will not have the privileges specified

FOR WIRE REDEMPTIONS, COMPLETE INFORMATION BELOW.

================================================================================
        Bank Name                 Bank ABA#                Account Number
--------------------------------------------------------------------------------

================================================================================
      Street Address                     City, State, Zip Code
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.

NOTE: Be sure that your bank accepts wire transfers.

 6. AUTOMATIC INVESTMENT PLAN

[_] Automatic Investment Plan ($50 minimum) I (we) have read the description of the Automatic Investment Plan. Please debit my account on the [_] 10th [_] 15th [_] 20th (choose one). (If no date is specified, your account will be debited the 20th of each month) ($1,000 minimum initial investment)
Fund: ________________________ Monthly Dollar Amount: ________________________

I agree that your rights with respect to such debit shall be the same as if it were a check drawn upon you and signed personally by me. This authority shall remain in effect until you receive written notice from me changing the terms or revoking it, and until you actually receive such notice. I agree that you shall be fully protected in honoring any such debit. I further agree that if any debit be dishonored, whether with or without cause or whether intentionally or inadvertently, you shall be under no liability whatsoever.

I (we) understand that my ACH debit will be dated on the day of each month indicated above. If that day falls on a day in which the NYSE is not open for business, the debit will occur on the next available business day. I (we) agree that if such debit is not honored, Fund/Plan Services reserves the right to discontinue this service and any share purchase made upon such deposit will be cancelled. I (we) further agree that if the net asset value of shares purchased is less when said purchase is cancelled than when the purchase was made, Fund/Plan Services, Inc. shall be authorized to liquidate other shares or fractions thereof held in my (our) account to make up the deficiency. This Automatic Investment Plan may be discontinued by Fund/Plan Services, Inc. upon 30 days written notice or at any time by the investor by written notice to Fund/Plan Services, Inc. which is received not later than 5 business days prior to the above designated investment date.

================================================================================

--------------------------------------------------------------------------------
                     Signature(s)                                   Date
================================================================================

A VOIDED CHECK FROM THIS BANK ACCOUNT MUST BE ATTACHED TO THIS DOCUMENT.

 7. SIGNATURE CERTIFICATION

This order is subject to acceptance by the Fund(s). Receipt of the current prospectus(es) is hereby acknowledged. I(we) am of legal age in my state of residence. I (we) agree that The SwissKey Funds will not be liable for any loss or damage for acting in good faith upon instructions received by telephone and believed to be genuine. I (we) understand all telephone conversations with SwissKey Funds' representatives are tape-recorded so you can compare actions taken with original instructions should clarification be necessary and hereby consent to such recording. The following is required by Federal tax law to avoid 31% backup withholding: "By signing below, I certify under penalties of perjury that the social security or taxpayer identification number entered above is correct (or I am waiting for a number to be issued), and that I have not been notified by the IRS that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding unless I have checked the box." If based on the foregoing you are subject to backup withholding, check box [_]

[_] U.S. Citizen  [_] Resident Alien  [_] Nonresident Alien, Country ___________

================================================================================

--------------------------------------------------------------------------------
     Signature of: [_] Owner [_] Trustee [_] Custodian              Date
================================================================================
================================================================================

--------------------------------------------------------------------------------
             Signature of Joint Owner (if any)                      Date
================================================================================

 8. FOR INVESTMENT DEALER INFORMATION ONLY

================================================================================
           Firm Name                                     Branch/Branch #
--------------------------------------------------------------------------------

================================================================================
         Branch Address                                City, State, Zip Code
--------------------------------------------------------------------------------

================================================================================
        Representative #                             Representative's Last Name
--------------------------------------------------------------------------------

================================================================================

                             FOR IRA ACCOUNTS ONLY

   TO: SEMPER TRUST COMPANY, CUSTODIAN AND FUND/PLAN BROKER SERVICES, INC.,
                                    SPONSOR
                            FOR THE SWISSKEY FUNDS
                   INDIVIDUAL RETIREMENT ACCOUNT APPLICATION

--------------------------------------------------------------------------------
 1. REGISTRATION: (PLEASE PRINT - ONE NAME ONLY)

    --------------------------------------------------------------------------
    First Name                 Middle Initial                Last Name

    --------------------------------------------------------------------------
    Address

    -----------------------------------------   -----   ---------- - ---------
    City                                        State           Zip Code

           -------------------------                         ---------------
            Social Security Number                            Date of Birth

    Telephone Number: (Home)                    (Business)
                            --------------------          --------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
2. TYPE OF ACCOUNT: (CHECK ONE AS APPLICABLE)

  [_] Regular IRA  $                  [_] Current Year    [_] Prior Year
                    --------------
  [_] Spousal IRA  $                  [_] Current Year    [_] Prior Year
                    --------------
  [_] Rollover IRA $                  (Do not combine with Regular IRA)
                    --------------
  [_] IRA Transfer $                  (Please attach separate transfer form)
                    --------------
  [_] SEP IRA      $                  (Please include Employer name and address)
                    --------------
  ---------------------------------------------------------------------------
  Employer Name

  ---------------------------------------------------------------------------
  Employer Address
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 3. CONTRIBUTION: (MAKE CHECK PAYABLE TO THE FUND)
    Your IRA Contribution may be invested in one or a combination of: the SwissKey Global, Global Equity, Global Bond,
    Non-U.S. Equity, U.S. Equity, U.S. Balanced or U.S. Bond Funds.

         FUND                               FUND

  ------------------   $ --------    ------------------  $ --------

  ------------------   $ --------    ------------------  $ --------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 4. DIVIDEND DISTRIBUTIONS: (ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 5. DESIGNATION OF BENEFICIARY:

  PRIMARY BENEFICIARY

  ------------------------------------------------------    -----------------
  Name                                                      Relationship

  --------------------------------------------------------------------------
  Address

                              -------------------------     -----------------
                               Social Security Number       Date of Birth

  SECONDARY BENEFICIARY(IES)

  ------------------------------------------------------    -----------------
  Name                                                      Relationship

  --------------------------------------------------------------------------
  Address

                              -------------------------     -----------------
                               Social Security Number       Date of Birth
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 6. SIGNATURE AND CERTIFICATION:
    The undersigned hereby acknowledges receipt of and has read the Custodial Agreement, Disclosure Statement and Prospectus of the Fund(s) and hereby appoints the institution named at the top of this application as Custodian; consents to Custodian's fees and terms of the Custodial Agreement.

    The following is required by Federal tax law to avoid 20% backup withholding: "By signing below, I certify under penalties of perjury that the social security number or tax I.D. number entered above is correct (or I am waiting for a number to be issued to me) and that I have not been notified by the IRS that I am subject to backup withholding unless I have checked the box." [_]

  ---------------------------------------------------      -----------------
  Signature                                                Date
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 7. ACCEPTANCE: Plan acceptance by the Custodian is evidenced by the statement confirmation issued by Fund/Plan Services, Inc. reflecting the investment of your monies in the selected Fund(s).
--------------------------------------------------------------------------------

      MAIL TO: FUND/PLAN SERVICES, INC. P.O. BOX 874, CONSHOHOCKEN, PA 19428

--------------------------------------------------------------------------------
                           FOR INVESTMENT DEALER ONLY

  --------------------------------------------------------------------------
  Firm Name

  --------------------------------------------------------------------------
  Street Address

  -----------------------------------------   -----    --------- - ---------
  City                                        State           Zip Code

  ----------   -------------------------      ------------------------------
  Rep #        Rep's Last Name                     Authorized Signature
 -------------------------------------------------------------------------------

                                    ADVISOR

                             Brinson Partners, Inc.
                            209 South LaSalle Street
                             Chicago, IL 60604-1295

                                  UNDERWRITER

                        Fund/Plan Broker Services, Inc.
                                2 W. Elm Street
                          Conshohocken, PA 19428-0874

                              SHAREHOLDER SERVICES

                            Fund/Plan Services, Inc.
                                2 W. Elm Street
                                  P.O. Box 874
                          Conshohocken, PA 19428-0874

                                   CUSTODIAN

                             Bankers Trust Company
                               34 Exchange Place
                           Jersey City, NJ 07302-1107

                                 LEGAL COUNSEL

                     Stradley, Ronon, Stevens & Young, LLP
                            2600 One Commerce Square
                          Philadelphia, PA 19103-7098

                              INDEPENDENT AUDITORS

                               Ernst & Young LLP
                                  Sears Tower
                             233 South Wacker Drive
                             Chicago, IL 60606-1295



                           [LOGO -- SWISS KEY FUNDS]



                        FOR ADDITIONAL INFORMATION ABOUT
                           THE SWISSKEY FUNDS, CALL:
                                 1-800-SWISSKEY


                           [LOGO -- SWISS KEY FUNDS]



                                   PROSPECTUS
                               FEBRUARY 15, 1996



          SWISSKEY GLOBAL FUND
          SWISSKEY GLOBAL EQUITY FUND
          SWISSKEY GLOBAL BOND FUND
          SWISSKEY SHORT-TERM GLOBAL INCOME FUND
          SWISSKEY U.S. BALANCED FUND
          SWISSKEY U.S. EQUITY FUND
          SWISSKEY U.S. BOND FUND
          SWISSKEY U.S. CASH MANAGEMENT FUND
          SWISSKEY NON-U.S. EQUITY FUND
          SWISSKEY NON-U.S. BOND FUND